As filed with the U. S. Securities and Exchange Commission on July 15, 2014

Securities Act File No. 002-74436

Investment Company Act File No. 811-03287

U. S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

PRE-EFFECTIVE AMENDMENT NO. [    ]

POST-EFFECTIVE AMENDMENT NO. [ 42 ]

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

AMENDMENT NO. [ 42 ]

NEW ALTERNATIVES FUND, INC.

(Exact Name of Registrant as Specified in its Charter)

150 Broadhollow Road, Suite PH2

Melville, NY 11747

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (631) 423-7373

DAVID J. SCHOENWALD, PRESIDENT

New Alternatives Fund, Inc.

150 Broadhollow Road, Suite PH2

Melville, NY 11747

(Name and Address of Agent for Service)

Copy to:

Terrance James Reilly, Esq.

Montgomery, McCracken, Walker & Rhoads, LLP

123 South Broad Street

Avenue of the Arts

Philadelphia, PA 19109

It is proposed that this filing will become effective:

               immediately upon filing pursuant to paragraph (b)

               on                                  pursuant to paragraph (b)

    X        60 days after filing pursuant to paragraph (a)(1)

               on                                  pursuant to paragraph (a)(1)

               75 days after filing pursuant to paragraph (a)(2)

               on                                  pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

               This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS

A Registration Statement related to these securities has been filed with the U. S. Securities and Exchange Commission but has not yet become effective. Information contained herein is subject to completion or amendment. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

Prospectus

October             , 2014

NEW ALTERNATIVES FUND

Class A Shares Ticker: NALFX

Investor Shares Ticker:

150 Broadhollow Road, Suite PH2, Melville, New York 11747

(800) 423-8383 or (631) 423-7373

www.newalternativesfund.com

New Alternatives Fund is a mutual fund seeking long-term capital appreciation by investing in equity securities in a wide range of industries that are oriented to a clean and sustainable environment with a special interest in Alternative Energy.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

PRINTED ON RECYCLED PAPER

NEW ALTERNATIVES FUND SUMMARY

Investment Objective

The investment objective of New Alternatives Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of $25,000 or more of Class A Shares of the Fund. More information about this discount and other discounts is available from your financial professional and in the section “Reductions or Modifications of Sales Charges” on page 18 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed) (imposed only if redemption occurs within 60 days of initial purchase)[1]	None	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Investor Shares
Management Fees[2]	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses:	0.58%	0.58%
Acquired Fund Fees and Expenses[3]	0.00%	0.00%

Total Annual Fund Operating Expenses[2]	1.16%	1.41%

1.	A two percent (2.00%) redemption fee is charged on Investor Shares held less than sixty (60) days and is retained by the Fund. This redemption fee is meant to prevent short-term trading in the Investor Shares of the Fund and to offset any transaction and other costs associated with short-term trading.
2.	This number has been re-stated to reflect the change in the Fund’s Management Fee breakpoint schedule effective October , 2014. This number assumes that the new Management Fee breakpoint fee schedule had been in effect during the fiscal year ended December 31, 2013. Actual Management Fees for the fiscal year ended December 31, 2013 were 0.54% and the Total Annual Fund Operating Expenses for the Class A Shares of the Fund for the fiscal year ended December 31, 2013 were 1.12%. Investor Shares were not offered during the fiscal year ended December 31, 2013.
3.	“Acquired Fund Fees and Expenses” are expected to be less than 0.01%. Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year. Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other mutual funds that have their own expenses.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that: (i) you pay the maximum applicable sales charge, (ii) your investment has a 5% return each year, and (iii) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$588	$826	$1,083	$1,817
Investor Shares	$144	$446	$771	$1,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.01% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include depository receipts, real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad.

Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

Money awaiting investment in portfolio holdings may be held in cash or cash equivalents. The cash equivalents that the Fund may invest in are: U.S. Treasury Bills, mutual funds investing in obligations of the U.S. Government, its agencies or instrumentalities (e.g., U.S. Government Securities and U.S. Treasury Bills); money market mutual funds and certificates of deposit of what it considers to be socially-concerned, federally insured banks and credit unions that are committed to serving community needs. When current market, economic, political or other conditions are unstable and would impact the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes. To the extent such temporary defensive investments are made, the Fund may be unable to achieve its investment objective.

Principal Risks

General Risk. All investments are subject to inherent risks, and an investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund.

Market Risk. The value of the Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Concentration Risk. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the Alternative Energy industry. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate its investments.

New Technology Risk. The Fund may consider investments in new technologies intended to produce a clean and sustainable environment. New technologies may not be cost effective, and the investment adviser may select a new technology that is not successful. It is also possible that interest in achieving a clean and sustainable environment may diminish. The potential advantages of new technologies may be slow in both development and recognition.

Political Risk. Investments in Alternative Energy and companies with environmental products are subject to political priorities and changing government regulations and subsidies that may impact the value of their securities. There are also risks associated with a failure to enforce environmental law. For example, if the government reduces environmental regulation or its enforcement, companies that produce products designed to provide a clean environment, and in which the Fund invests, are less likely to prosper.

Foreign Company Risk. Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

REIT Risk. The Fund may invest in REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to the risk that your investment may be affected by conditions in the real estate industry such as declining property values due to idle capacity or declining income resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and as a result of poor management.

MLP Risk. The Fund may invest in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the “SEC”) and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Investment in Other Investment Companies. As with other investments, investments in other investment companies are subject to general and market risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including advisory fees) and, indirectly, the expenses of the other investment companies.

Is This Fund For You?

The Fund is not for investors seeking a high level of current income or safety. Investing in the Fund is not a complete investment program.

The Fund may appeal to investors with an interest in Alternative Energy, environmental improvement and social responsibility. Please understand that social responsibility is a subjective concept that is interpreted by the investment adviser and may reduce the number of companies eligible for investment by the Fund.

Performance Information

The bar chart and performance table below show how the Fund has performed in the past and provide some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A Shares of the Fund has varied from year to year. The returns in the bar chart do not include the deduction of any applicable sales charges on Class A Shares. If sales charges had been included, the returns would be less than those shown in the bar chart. The performance of the Class A Shares has not been restated to reflect the increase in the investment advisory fees effective October             , 2014. If it had been reflected, the performance of the Class A Shares would have been lower. The performance of the Fund’s Investor Shares would also have been lower than the Fund’s Class A Shares because the expenses of the classes differ.

The table compares the average annual total returns of the Class A Shares of the Fund for the periods ended December 31, 2013 as compared to a broader index measuring market performance. The table also shows the impact of taxes on the Class A Shares of the Fund. As of December 31, 2013, Investor Shares of the Fund had not yet been issued; accordingly, performance information is not available for Investor Shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns

During the period shown in the bar chart, the highest return for a quarter was 29.81% (for the quarter ended June 30, 2009) and the lowest return for a quarter was -21.84% (for the quarter ended September 30, 2008).

Average Annual Total Returns (For the periods ended December 31, 2013)

	One Year	Five Years	Ten Years
Return Before Taxes

Class A Shares	30.52%	9.67%	6.80%

Class A Shares—Return After Taxes on Distributions	29.83%	9.19%	6.29%

Class A Shares—Return After Taxes on Distributions and Sale of Fund Shares	17.28%	7.44%	5.47%
S&P 500® Index (reflects no deduction of fees, expenses and taxes)	32.39%	17.94%	7.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Investors should consult their tax advisers regarding their personal tax situations.

The S&P 500® Index is an unmanaged index of approximately 500 leading companies in leading industries of the U.S. economy.

Investment Advisor

The Fund’s investment advisor is Accrued Equities, Inc. (the “Advisor”).

Portfolio Managers

The Fund’s portfolio managers are David J. Schoenwald, Chairperson of the Board of Trustees, President and Treasurer of the Fund and Murray D. Rosenblith, Trustee and Secretary of the Fund. David Schoenwald has managed the Fund since its inception in 1982. Murray Rosenblith has managed the Fund since 2010.

Purchasing and Redeeming Fund Shares

Your purchases of each share class of the Fund are subject to the following minimum investment amounts:

Minimum Investment To Open Account	$2,500 for Regular Accounts	$2,500 For IRAs
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$250
Minimum Subsequent Investment (Automatic Investment Plan Members)	$50 per month/quarter minimum

You may purchase or redeem shares on any day that the New York Stock Exchange is open for business. You may purchase shares by mail by sending to the appropriate address, a signed, completed application (in proper form) and a check drawn on a U.S. bank. Please indicate which class of shares (Class A Shares or Investor Shares) you wish to purchase. You may redeem shares by mail or overnight delivery. Requests for redemption must: (i) be in writing, (ii) signed by the account owner(s), (iii) include the account name and number, and (iv) include the number of shares or dollar amount to be redeemed. Purchase and redemption requests should be addressed to: New Alternatives Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9794, Providence, RI 02940. For overnight mail services: New Alternatives Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE NEW ALTERNATIVES FUND

Additional Information Regarding the Fund’s Special Interest in Alternative Energy

The Fund’s investment objective is long-term capital appreciation. This investment objective is not fundamental, which means that it can be changed by the Board of Trustees of the Fund without the approval of the shareholders.

The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include depository receipts, REITs and MLPs. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the Alternative Energy industry.

“Alternative Energy” means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy. Alternative Energy and renewable energy are overlapping and related concepts. Such energy saves natural resources and is environmentally superior to conventional coal and oil. Alternative Energy includes renewable energy (solar, wind, hydro, geothermal and biomass), fuel cells, hydrogen and energy conservation and enabling technologies.

The Fund does not include oil and coal, as presently used, within its definition of Alternative Energy. The Fund may invest in conventional energy companies when they are actively developing or producing such items as photovoltaic solar cells, fuel cells or developing other products and technologies related to the Fund’s areas of interest. There may be future technologies for the transformation of coal to a clean source of energy.

Power generated through wind, flowing water, direct sunlight and geothermal heating are ancient but now employ new technologies. Electricity produced by solar cells, hydrogen, ocean energy and fuel cells are relatively new.

Energy conservation products and systems have also existed for hundreds of years but are being constantly improved by new materials and technologies. The cost-effectiveness of some of the newest technologies varies.

Nuclear energy is not included as an area for Alternative Energy investment. There is a significant potential for accident or attack, unresolved radioactive waste disposal problems, excessive cost and frequent community opposition. There is concern with the cost of dismantling atomic energy facilities as they mature or depreciate.

Examples of Alternative Energies and related products are illustrated below:

a.	Solar photovoltaic cells produce electricity from sunlight. Solar hot water and solar thermal systems convert the sun’s energy directly into heat. Heat produced from solar thermal systems can be used to produce electricity.

b.	Wind produced energy is becoming more widespread and cost efficient. It depends to some extent and in certain circumstances on tax benefits and political support.

c.	Hydroelectric power is clean, but is limited by geography.

d.	Geothermal energy is produced by heat produced from sources below the earth’s surface.

e.	Conservation includes insulation, energy efficient electrical equipment, and transportation equipment such as hybrid or electric vehicles, bicycles and railroads.

f.	Recycling is a form of energy and resource conservation.

g.	Cogeneration and combined heat and power systems use a single fuel to produce, simultaneously, general use electricity and heat or cooling.

h.	Ocean energy can be and is produced from currents or waves by using equipment to generate electricity which is then brought to shore through cables.

i.	Fuel cells generate electricity and heat by means of a chemical reaction. No combustion is involved and the by product is water. The fuel source varies for different types of fuel cells.

j.	Biofuels such as biodiesel and ethanol are transportation fuels. There is some concern about appropriate land use and competition between the use of agricultural products for food and fuel. Conversion of agricultural products to fuel has become more efficient. High oil prices, political support and improved methods to convert agricultural resources into fuel have increased the growth of biofuels.

Examples of Additional Related Products and Technologies in Which the Fund May Invest

Batteries For Solar Energy: Photovoltaic solar cells depend on daylight to produce energy. For systems that are independent of the power grid, batteries or other storage systems are needed to store the energy. Inverters are needed to convert direct current to alternating current.

Clean Water is scarce or unavailable in many places. New technologies are making it possible to provide portable water, desalinate salt water and recycle water to increase its availability to previously underserved communities.

Natural Gas is the cleanest of hydrocarbon conventional fuels. However, the production of natural gas can involve environmental challenges, particularly with the use of the hydro-fracturing process of extraction, while any leakage or inefficiency in its delivery would pose the danger of explosion and the possible release of climate-threatening methane gas.

Illustrations of Advantages and Disadvantages of Different Areas of Possible Fund Investments

Recycling: When resource availability declines or demand for basic materials increases, prices for recycled materials increase. Conversely, recycling may not be economically competitive when raw material prices are low. The use of recycled materials can save energy and natural resources.

Conventional Energy Prices can fluctuate widely. Fossil fuels are finite. Some oil reserves are expensive to extract. Alternative Energy technologies are expected to advance when oil prices rise. When there is an abundant and inexpensive supply of oil, investors may neglect Alternative Energy.

There are variable levels of public anxiety about energy independence and the desire for alternatives that foster energy independence. There are polluting effects from oil and coal as currently used. All these considerations impact the demand for Alternative Energy.

Clean Air investments grow when there are increased concerns about acid rain, air pollution, and asthma and allergies.

Clean Water investments grow when there are water-based epidemics, regional scarcities and polluted streams. Investment growth falters when federal, state and local commitment fades. There is a continuing contest between opposition to government regulation and clean air and water.

Solar (Photovoltaic) Cells are becoming widely used for both utility scale power generation and small commercial and residential installations due to the falling costs of materials and increasing efficiencies. Depending on location and other circumstances, they may not be competitive with other electric generation without subsidies or other forms of government and private support. They may not provide a consistently reliable or cost effective form of power generation in all conditions.

Solar Thermal (concentrated solar power and hot water) systems provide an energy storage component lacking in solar photovoltaic systems, but are still subject to weather related concerns. Utility scale generating plants may also encounter environmental objections to their locations and remain dependent on government subsidies and tax credits to initiate and sustain their development.

Wind Energy installations are still largely dependent on inconsistent government subsidies and tax credits for initial construction costs. Wind generated electric power is one of the most cost efficient energy sources in certain circumstances, but is subject to local opposition to siting turbines or lack of infrastructure to deliver power to the locations where it’s needed.

Fuel Cells appear to be more efficient and cleaner than conventional utility produced electricity. The main by-product is drinkable water. Commercial use is barely beginning.

The capital cost of fuel cells is presently much higher than the cost of conventional electric generating equipment. Choosing the best cells and the companies that produce them may prove difficult.

Environmentally Grown and Organic Foods are enjoying a period of growth. Producers, distributors and retailers are generally prospering. Many of the products cost more. The growth may not survive a poor economy.

More Alternatives: The list of energy alternatives and environmental solutions is not complete as technologies and opportunities continue to develop. Technologies such as ocean energy, including ocean thermal variation, tidal movement and wave action to produce electricity are under development. There will be other new opportunities in new areas of Alternative Energy and new environmental products and technologies. The Fund will include them as they appear practical.

In selecting investments for the Fund, the Advisor does not use any formula or technical systems to select portfolio holdings. The Advisor selects securities for purchase or sale by subjectively balancing factors such as the investment’s relationship to the Fund’s areas of interest and concentration, the perceived risk of the investment, and the current value of the security. The Advisor also considers the perceived prospects for the company and its industry, with concern for economic, political and social conditions at the time. In addition the Advisor considers its expectations for the investment based on, among other things, the company’s technological and management strength. Most of the Fund’s investments will be in companies that provide a contribution to a clean and sustainable environment. In addition, the Advisor will seek to invest in companies with non-discriminatory practices at all levels of their work force.

The Advisor uses several means of research and information gathering. It subscribes to a number of trade publications relating to the Fund’s areas of interest, collects news from general and financial publications, and reviews financial and other reports filed with regulators. The Advisor also reviews news about companies in which the Fund invests, as well as examines various analyst reports. The Advisor may also obtain and use information and opinions of the Fund’s shareholders, some of whom are knowledgeable about the areas in which the Fund invests.

The Advisor considers selling Fund portfolio holdings for various reasons including, but not limited to: its need to raise cash to purchase a different portfolio security, a company experiences a technological or other disadvantage, a company’s competitive position deteriorates, or a company no longer satisfies the Fund’s Alternative Energy or other specialty focus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Investment Advisor

The Fund’s investment advisor is Accrued Equities, Inc., 150 Broadhollow Road, Suite PH2, Melville, NY 11747. The Advisor is an SEC registered investment advisor and broker-dealer founded in 1954 to advise the personal investment clients of then practicing lawyer, the late Maurice L. Schoenwald. The owner of the Advisor is David J. Schoenwald, who founded the Fund in 1982 with his father, Maurice L. Schoenwald. The Advisor makes all investment decisions for the Fund, manages the Fund’s business affairs and supervises the Fund’s day-to-day operations. The Advisor also furnishes office space and certain administrative and clerical services needed with respect to the Advisor’s responsibilities under its investment advisory agreement with the Fund. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2014.

The Fund pays the Advisor an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The fee is accrued daily and paid monthly.

Prior to October             , 2014, the Fund paid the Advisor an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% for average net assets more than $30 million and less than $100 million; and 0.45% for average net assets more than $100 million. This fee was accrued daily and paid monthly. Pursuant to this prior fee schedule, the Advisor received a fee at the rate of 0.54% of the Fund’s average daily net assets during the fiscal year ended December 31, 2013.

Portfolio Managers: David J. Schoenwald and Murray D. Rosenblith are the individuals primarily responsible for the day to day management of the Fund’s investment portfolio. David J. Schoenwald has managed the Fund since its inception in 1982. David J. Schoenwald is the President and Treasurer of the Advisor. David J. Schoenwald has been a journalist and an attorney with Law Services (a poverty law agency), personally interested in social and environmental matters. Murray D. Rosenblith has been a portfolio manager of the Fund since 2010. He joined the staff of the Advisor in 2008 after serving as an independent Director of the Fund since 2003 and member of the Audit Committee from 2006 until 2008. Prior to working for the Advisor, Mr. Rosenblith was a journalist and publication business manager. He served as executive director of a public foundation for 24 years. His duties during this period included managing socially responsible investments for the foundation and related organizations.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation and each portfolio manager’s ownership of shares of the Fund.

More Information About Purchasing And Redeeming Fund Shares

In General: The Fund offers two classes of shares, Class A Shares and Investor Shares. Each class of shares represents an interest in the same portfolio of securities, but each class has its own expense structure and may have different per share prices, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of the Fund, the share classes available to you may vary. You should select the share class that best addresses your investment needs. When you buy shares be sure to specify the class of shares in which you choose to invest.

Minimum Initial Investment: Each class of shares has the same minimum initial investment amount. You must invest at least $2,500 to purchase shares when you open an account in the Fund. The minimum initial investment for an IRA account is also $2,500. When purchasing shares, please indicate which class of shares (Class A Shares or Investor Shares) you wish to purchase.

Class A Shares of the Fund may be purchased at the offering price, which is the net asset value next determined after receipt of a properly completed application form by BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (“Transfer Agent”), plus the applicable sales charge.

Investor Shares of the Fund may be purchased at the net asset value next determined after receipt of a properly completed application form by the Transfer Agent. Investor Shares are subject to 12b-1 fees, as discussed below under “Distribution Plan.” Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase.

An application form is attached at the end of this Prospectus. It is also available on the Fund’s website at www.newalternativesfund.com or you can call the Fund at 800-423-8383 to receive an application form by regular mail. If you would like to open an IRA account or some other special account, please call the Fund to receive the forms. Please note that the Fund will not accept new account applications to establish an account with a non-U.S. address (Army post office/Fleet post office for Military Personnel and U.S. territories are acceptable).

Purchase orders that are received by the Transfer Agent before 4:00 p.m. Eastern time will be made at that day’s net asset value plus the applicable sales charge, if any.

Minimum Subsequent Investment: Each share class has the same minimum subsequent investment amount. After the minimum initial investment you can add as little as $50 periodically through an automatic investment arrangement with your bank. If you do not participate in the automatic investment plan, the minimum additional investment is $250. Send the stub from your last statement, together with a check drawn on a U.S. bank to one of the addresses noted below.

Purchases by Mail: You may purchase shares by mail by sending a signed, completed application form and a check drawn on a U.S. bank as follows:

Via Regular Mail:

New Alternatives Fund

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9794

Providence, RI 02940

If you are sending applications, checks or other communications to the Fund via express delivery, or registered or certified mail, send to:

New Alternatives Fund

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund does not accept purchases made with third party checks, traveler’s checks, credit card checks, starter checks, cashier’s checks or money orders. A fee may be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. You will also be responsible for any losses suffered by the Fund as a result. Any profits from such a cancellation will accrue to the Fund. The Fund reserves the right to suspend or modify the continuous offering of its shares.

Purchases by Wire: To make an initial purchase by wire, please call (800) 441-6580 to have an account number assigned, to make arrangements for the submission of your application form and for current wire instructions.

Please note that your bank may charge you a wire fee. Please make sure that the amount that reaches the Fund, after you pay your bank’s wire fee, is in the appropriate minimum investment amount required by the Fund. Mail your completed application form to the Transfer Agent at the address above. In order to properly credit your wire, you should call the Transfer Agent to alert the Fund regarding your wire and application form.

Customer Identification Program: Federal regulations require that the Fund obtain certain personal information about you when opening a new account. As a result, the Fund must obtain at least the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security number, Taxpayer Identification Number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

The Fund has delegated its responsibilities for obtaining and verifying this identification information to its Transfer Agent.

Purchases through Financial Services Organizations: You may purchase shares of either class of the Fund through participating brokers, dealers, financial advisors, financial supermarkets, and other financial professionals. Simply call your investment professional to make your purchase. If you invest through a brokerage firm or other financial professional, you may pay fees in addition to those described in this Prospectus. Brokerage firms and other financial professionals may charge transaction and other fees and may set different minimum investment amounts or limitations on buying or selling shares. Such organizations may charge a separate fee for administrative services in connection with investments in Fund shares. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a brokerage firm or other financial professional, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Brokerage firms and other financial professionals have the responsibility for transmitting purchase orders and money, and for crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. If your account will qualify for a sales load waiver or sales charge reduction, you or your financial organization must notify the Transfer Agent at the time of purchase of your eligibility for the waiver or reduction.

Withholding: If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Fund will be required to withhold a certain percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds.

Application Forms and Questions: A regular application form is attached at the end of this Prospectus. You can download application forms (including IRA and Roth IRA forms), the Prospectus, Statement of Additional Information (“SAI”) and shareholder reports from our website at www.newalternativesfund.com. Call (800) 441-6580 with any questions regarding the Fund or the forms.

Documentation Requirements: Additional documents may be required for purchases if shares are to be registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. A purchase request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Please contact the Transfer Agent to ensure that you supply all of the required documents. If all of the required documents are not received, your request will not be honored.

Automatic Investment Plan: You may open an automatic investment plan account with a $2,500 initial purchase and a $50 monthly or quarterly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund at (800) 441-6580 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $50. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan section found on the application or contact the Fund at (800) 441-6580.

Account Minimum: At the discretion of the Advisor, accounts with a total value at the time of notice of $1,000 or less, as a result of redemptions and not market fluctuations, may be redeemed at net asset value by the Fund. You will be given at least 60 days’ notice by mail to bring the account up to the minimum level before involuntary redemption.

Frequent Purchases and Redemptions of Fund Shares: The Fund is a long-term investment. Do not invest if you are a “market timer”. Short-term investments are disruptive and do not benefit the Fund or its long-term shareholders. It is unlikely to benefit a person making the short-term investment and who is paying a front-end sales charge or subject to the redemption fee.

The Fund is not designed to serve as a vehicle for frequent trading in response to short- term fluctuations in the securities markets. Frequent trading of Fund shares may lead to less efficient management of the Fund’s portfolio, resulting in dilution of the value of shares held by long-term shareholders. The Fund’s Board of Trustees has not adopted any special policies or procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders, but the Fund’s existing procedures enable it to reject purchases if it appears a shareholder is attempting market timing.

The Fund reserves the right to refuse certain requests to purchase shares.

Delivery of Shareholder Documents: The SEC has adopted rules that permit investment companies and financial intermediaries (e.g., brokers) to satisfy the delivery requirements for shareholder documents with respect to two or more shareholders sharing the same address by delivering a single document addressed to those shareholders. This process is commonly referred to as “householding.” The Fund engages in the householding of its shareholder document mailings. If, at any time, you no longer wish to participate in “householding” and would prefer to receive individual copies of these documents, please call toll-free (800) 441-6580 or, if your shares are held through a financial intermediary, please contact the institution directly. The Fund will begin mailing separate Prospectuses and shareholder reports to you within 30 days after receiving your notice.

Pricing Shares

The Fund’s net asset value (“NAV”) for each class of shares is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s Class A Shares or Investor Shares, subtracting any liabilities attributable to the applicable class, and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

Securities held by the Fund are valued based on the official closing price or the last reported sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded, as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost. Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by the Advisor under methods established by and under the general supervision of the Fund’s Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

Sales Charges

The Fund’s share price is based upon the daily net asset value of its shares. The Fund’s offering price for its Class A Shares is the net asset value per share plus a front-end sales charge. The front-end sales charge provides payment to brokers or the underwriter and/or sub-distributor of the Fund. The Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. The front-end sales charge you pay depends on the dollar amount invested, as shown in the table below. Front-end sales charges are not imposed upon reinvested dividends or distributions.

Purchase Amount	Sales Commission as a percentage of offering price	Dealer Reallowance as a percentage of offering price	Sales Commission as a percentage of Net Amount invested
Up to $24,999.99	4.75%	4.00%	4.987%
$25,000 to $99,999.99	3.85%	3.00%	4.00%
$100,000 or more	2.91%	2.00%	3.00%

Reductions or Modifications of Sales Charges

Subsequent Additional Purchases: If you add to your Class A Share holdings and pass the threshold into a different breakpoint, the sales charge for the additional purchases of Class A Shares will be at the reduced rate of the newly obtained category. The sales charge on each additional purchase is determined by adding the current market value of the Class A Shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases.

Purchases Made By Families: Investors may combine family purchases of Class A Shares into a single transaction to qualify for a reduced sales charge; however, each family member must meet the minimum investment requirement. This includes purchases by spouses, children, parents, siblings, grandparents and family trusts.

Shareholders who own Class A Shares in more than one account: If you own Class A Shares in more than one account, you can aggregate your holdings for the purpose of meeting the reduced sales load breakpoints by adding the value of the additional Class A Shares to the current market value of the Class A Shares already owned. However, each account must still meet the minimum investment requirement. Shareholders who are uncertain of their account numbers (listed on purchase confirmations and shareholder statements) or account balances should contact the Transfer Agent to ascertain this information.

Sales Charge Waivers: Class A Shares of the Fund may be sold without a front-end sales charge to the following:

•	Non-Profit or Charitable Organizations (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $25,000 or more.

•

Clients of an investment professional (e.g., investment advisors, financial planners, banks, trust departments, sponsors of “wrap-fee” programs, etc.) if the client is charged a fee by the investment professional for such portfolio management or brokerage services.

•	Brokers who are purchasing for their own account and will not transfer their shares.

•	Officers, Trustees and employees of the Fund and Advisor and their families.

•

Institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 401(k), 403(b), 457 or 408 of the Internal Revenue Code of 1986 and “rabbi trusts.”

It is each investor’s responsibility to notify the Transfer Agent or other financial intermediary at the time of purchase regarding eligibility for such reduced or waived sales charges. Attach a note to your application form and/or call the Transfer Agent or other financial intermediary purchasing shares in order to help prevent errors. You may need to provide additional information or records such as statements, before your purchase can be affected with a reduced or waived sales charge. Much of this information is also available on the Fund’s website at www.newalternativesfund.com.

Distribution Plan

The Fund has adopted a distribution plan for its Investor Shares in accordance with Rule 12b-1 under the 1940 Act (the “Plan”). Under this Plan, the Fund can pay a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Shares to the Advisor, underwriter or certain broker-dealers, investment advisers, banks or other financial institutions to help defray the cost of servicing Investor shareholders.

Amounts paid under the Plan may be used to cover expenses that are related to: (i) the sale of Investor Shares; (ii) ongoing servicing and/or maintenance of the accounts of Investor shareholders; and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of Investor Shares, all as set forth in the Fund’s Plan. Ongoing servicing and/or maintenance of the accounts of Investor shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding Investor shareholder accounts and acting as agent or intermediary between Investor shareholders and the Fund or its service providers.

Because these fees are an ongoing expense, over time they reduce the net investment results of a Fund and may cost you more than paying other types of sales charges.

Transfer of Shares

Shares held with the Transfer Agent may be transferred to other parties, without charge. Requests for transfer must be in writing, include all relevant information (as required by the Transfer Agent) and be signed by the person or persons named on the account. The Fund’s Transfer Agent requires a signature guarantee under the Medallion Signature Guarantee Program (see below) for the transfer of shares. Shares not held with the Transfer Agent may be subject to different transfer restrictions or requirements; please call your financial intermediary for more information.

Redeeming Shares

You may redeem your shares on any day that the New York Stock Exchange is open for business. Redemptions will be priced at the net asset value next determined after receipt by the Transfer Agent of a redemption request in good order. In the event your redemption of Investor Shares is subject to a redemption fee, such redemption fee will be imposed on the amount of the redemption that is subject to such redemption fee.

Redemption of Recently Purchased Shares: Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. This redemption fee applies to all Investor shareholders and accounts. The redemption fee is equal to 2.00% of the redemption proceeds; however, no redemption fee is imposed on the redemption of Investor Shares representing reinvested dividends or capital gains distributions, or on amounts representing the capital appreciation of shares. In determining the amount of any redemption fee, the Investor Shares having been held the longest in the account are considered redeemed first. Redemption fees are retained by the Fund. This redemption fee is meant to prevent short-term trading in the Fund and to offset any transaction and other costs associated with short-term trading.

If you wish to sell shares of either class that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the original purchase check to clear. Shares for which no payment is collected will be canceled without notice. Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not cleared.

Signature Requirements: The following helps protect the Fund and its shareholders against fraud. Requests for redemption must be in writing, signed by the person or persons named on the account and addressed to: New Alternatives Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9794, Providence, RI 02940. For overnight mail services: New Alternatives Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722. Please include your account name, account number, and the number of shares or dollar amount to be redeemed on your request. Except as discussed in the next paragraph, redemption proceeds will only be paid to the account holder and only to the address or bank account designated on the Fund’s records. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. Wires are currently subject to a $9.00 fee. Your bank may also charge you a wire fee. There is no charge if redemption proceeds are sent via the ACH system, and credit is generally available within three business days.

Medallion Signature Guarantee Requirements: For documents requiring a signature guarantee, such guarantee must be obtained from an “eligible guarantor institution”, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations participating in a signature guarantee program recognized by the Securities Transfer Association (a “Medallion Guarantee”). A notary public is not an acceptable guarantor. Signature guarantees are required in the following cases:

•	Request for redemption, payable to the registered shareholder involving $10,000 or more;

•	If the address of record has changed within 30 days of a redemption request;

•	If redemption proceeds are payable to and/or mailed to other than the registered shareholder;

•	Updating the address of record due to mail being returned as undeliverable by the USPS; or

•	Request to transfer shares.

The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and NYSE, Inc. Medallion Signature Program (NYSE MSP). Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization.

If the amount redeemed is less than $10,000, the need for a medallion signature guarantee may be required under certain circumstances at the discretion of the Fund.

Documentation Requirements: Additional documents may be required for redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. A redemption request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Please contact the Transfer Agent to ensure that you supply all of the required documents. If all of the required documents are not received, your request will not be honored.

Redemption In-Kind: The Fund has reserved the right to redeem in-kind.

Dividends and Distributions

The Fund intends to declare and pay annual dividends from net investment income received and net realized capital gains, if any. Any such distributions will be reinvested in the Fund unless you instruct otherwise. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Dividend and distribution payments are not guaranteed, are subject to the Board of Trustees’ discretion and may vary or be nonexistent from year to year. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Taxes

The Fund expects to make distributions that will be taxed as ordinary income or capital gains. Fund dividends and distributions are taxable to most investors unless your investment is in an IRA or other tax-advantaged account. The dividends and distributions are taxed whether paid in cash or reinvested in additional shares. Distributions on shares held in IRA accounts and other tax-qualified plans will not be currently taxable. The tax status of your dividends and capital gains distributions will be detailed in your annual tax statement from the Fund.

Dividends paid by the Fund out of net ordinary income and distributions of net short- term capital gains are taxable to the Fund’s shareholders as ordinary income. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction. Generally, dividends received from REITs are not considered to be qualifying dividends for purposes of the corporate dividends-received deduction.

Distributions by the Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund. For individuals who meet certain holding period requirements, a portion of the dividend may be eligible for a reduced tax rate on “qualified dividend income” received by the Fund.

Shareholders that sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount, if any, of reinvested distributions, the amount received from the sale or redemption, and how long the shares were held.

Beginning with Fund shares acquired on or after January 1, 2012, the Fund is required to calculate and report the cost basis of shares redeemed. Unless you instruct the Fund otherwise, the Fund’s default tax lot identification method is FIFO (i.e., first-in, first-out) which means the first Fund shares you acquire are the first Fund shares redeemed. If your shares are held by a broker you should contact such broker.

A dividend or capital gains distribution declared by the Fund in October, November or December, but paid in January of the following year, will be considered to be paid on December 31st of the year it was declared.

Individuals, trusts and estates whose income exceeds certain threshold amounts will be subject to a 3.8% Medicare Tax on “net investment income.” Net investment income includes dividends and distributions paid by the Fund and capital gains from the sale or redemption of Fund shares.

The Fund’s Transfer Agent provides a confirmation statement after every transaction, an annual account statement reflecting all transactions for the year, and tax information which will be mailed after the end of each calendar year, a copy of which will also be filed with the Internal Revenue Service. You should consult your own tax advisor regarding your tax situation.

If you have questions about your account, please call the Transfer Agent at (800) 441-6580.

Account Maintenance (including address changes)

You can change the address on your account by mailing to the Fund’s Transfer Agent: (i) the completed and signed stub at the bottom of your annual account statement or transaction confirmation; or (ii) a letter including all relevant information and signed by all account holders. If you require any other type of account maintenance or have any questions related to account maintenance, please contact the Transfer Agent at 800-441-6580 for all processing requirements. Maintenance requests should be mailed to:

For Regular Mail:	For Express Delivery:

New Alternatives Fund c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9794 Providence, RI 02940	New Alternatives Fund c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722

You can also perform account maintenance operations, including address changes, e-delivery of statements and other functions, online by creating an account login through the Fund’s website. Go to www.newalternativesfund.com and click on the “Account Login” button. Follow the instructions provided to set up an individual account access portal. Contact the Transfer Agent if you need any assistance.

Escheatment of Shares to State

If no activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state regulators. The escheatment time period and procedures vary by state.

Privacy Notice

The Fund and the Transfer Agent have a policy of not releasing information about the Fund’s shareholders without the shareholders’ permission, except under legal requirements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance and other financial information for the past five years. Certain information reflects financial results for a single Fund share. The total returns show how much your investment in the Fund would have increased (or decreased) during each period assuming that you reinvested all dividends and distributions, but not reflecting the front-end sales charge. The financial highlights have been independently audited by BBD, LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report dated December 31, 2013, which is incorporated by reference into the Statement of Additional Information. The Fund’s annual report is available upon request at no charge by calling (800) 423-8383.

As of the date of this Prospectus, Investor Shares had not yet been issued. Accordingly, no financial highlights information is presented for this class of shares.

For the Years Ended December 31,

	2013	2012	2011	2010	2009
Net asset value at beginning of year	$36.40	$35.82	$39.09	$42.54	$31.41

Investment Operations

Net investment income	0.58	0.67	0.42	0.35	0.36

Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	10.53	0.58	(3.27)	(3.45)	11.14

Payments by affiliates	—	—	—	0.01	—

Total from investment operations	11.11	1.25	(2.85)	(3.09)	11.50

Distributions

From net investment income	(0.58)	(0.67)	(0.42)	(0.36)	(0.37)

Total distributions	(0.58)	(0.67)	(0.42)	(0.36)	(0.37)

Net asset value at end of year	$46.93	$36.40	$35.82	$39.09	$42.54

Total return (sales load not reflected)	30.52%	3.49%	(7.28)%	(7.26)%*	36.61%

Net assets, end of the year (in thousands)	$175,101	$149,835	$186,554	$236,696	$282,805

Ratio of expenses to average net assets	1.12%	1.10%	1.03%	1.04%	1.02%

Ratio of net investment income to average net assets	1.34%	1.69%	0.98%	0.86%	1.06%

Portfolio turnover	24.01%	22.05%	21.44%	16.16%	33.94%

Number of shares outstanding at end of the year	3,731,230	4,116,641	5,208,518	6,055.618	6,647,611

*	In 2010, 0.02% of the Fund’s total return consisted of a voluntary reimbursement by the investment advisor for a realized investment loss. Excluding this voluntary reimbursement, total return for the year would have been (7.28)%.

NEW ALTERNATIVES FUND

NEW ACCOUNT APPLICATION

Mail Completed Form and Check to:
New Alternatives Fund	Phone (800) 423-8383 or email info@newalternativesfund.com for General Inquiries
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9794	Phone (800) 441-6580 for Individual
Providence, RI 02940	Account Inquiries

Overnight Mail: New Alternatives Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account we ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see other identifying documents.

I hereby remit $             ($2,500.00 minimum) to be applied toward the purchase of shares and fractions thereof of New Alternatives Fund (For IRA’s see separate application). Please apply my purchase request to the purchase of (check one):

☐ Class A Shares                                              ☐ Investor Shares

Please register the shares as follows:

(Please Print or Type Clearly)

1. ACCOUNT REGISTRATION (check one)

☐ Individual	/ /
First Name Middle Initial Last Name	Date of Birth: (M/D/Year)
Social Security Number

☐ Joint Tenants:
Tenant A:	/ /
First Name Middle Initial Last Name	Date of Birth: (M/D/Year)

Tenant A: Social Security Number

Tenant B:	/ /
First Name Middle Initial Last Name	Date of Birth: (M/D/Year)
Tenant B: Social Security Number

☐ Gift to Minors	/ /
First Name of Custodian Middle Initial Last Name	Date of Birth: (M/D/Year)
Social Security Number Under the State of UGMA/UTMA.

/ /
First Name of Minor Middle Initial Last Name	Minor’s Date of Birth: (M/D/Year)
Minor’s Social Security Number

☐ Trust Account: Please provide documents to evidence the existence of the entity such as the trust agreement. Only first page and signature page of a trust is needed.

TYPE OF ENTITY:        ☐ Trust

Name of Trust

Name of Trustee		Trustee Social Security Number

Trustee Date of Birth	Date of Trust	Trust’s Tax Identification Number

☐ Corporation, Partnership or Other Entity: Please provide documents to evidence the existence of the entity such as certified articles of incorporation, a government issued business license, or a partnership agreement.

TYPE OF ENTITY (taxable):        ☐ S Corporation        ☐ C Corporation        ☐ Estate        ☐ Partnership

(Name of Corporation, Partnership, Association or Other Entity)

Taxpayer Identification Number	Authorized Signer(s)

Auth. Signer Date of Birth	Auth. Signer social Security Number

☐ Other: Please check if the account is an omnibus position and provide the name of the entity that has entered into an agreement with the Fund and/or the Distributor pursuant to Rule 22c2.

FOR ALL INDIVIDUALS, JOINT OWNERS, GIFTS TO MINORS, TRUSTS, CORPORATIONS, ETC.:

CITIZENSHIP:        ☐  U.S. Citizen        ☐ Resident Alien        ☐ Non-Resident Alien

When there is one or more persons named for joint tenants, minors, trusts or corporations, provide the above information for all persons. If there is more than one authorized signer, please provide the information on a separate sheet and provide citizenship and related identification data for each.

FOR NON-RESIDENT ALIEN(S):

Government Issued ID Number:

Government ID Type (Passport, NRA Registration, etc.):

Country of Issuance:

2. MAILING ADDRESS

Street Address (P.O. Box is not acceptable)	City	State	Zip Code

Joint Tenant or Minor’s Street Address	City	State	Zip Code

Duplicate Statement Mailing Address	City	State	Zip Code

3. TELEPHONE INFORMATION

Home (      )                               Office (      )                              E-mail (optional)

4. EMPLOYER (if any):

(Name/Address requested by regulatory authorities)

5. COST BASIS ELECTION

The New Alternatives Fund is responsible for tracking and reporting to the IRS your realized gains and losses on covered Shares. In general, these are shares acquired on or after January 1, 2012.

The New Alternatives Fund’s default tax lot identification method is FIFO (first-in, first-out), which means the first Fund shares you acquire are the first Fund shares sold.

Note: IRS Regulations do not permit the change of the method on a settled trade.

☐  FI – I choose the Fund’s default method of FIFO*

☐  AC – I choose the Average Cost method

☐  SL – I choose the Specific Lot Identification method (Shareholder must choose lot at time of redemption.)

*	If no option is selected above, your account will use the Fund’s default method of FIFO.

6. AUTOMATIC INVESTMENT PLAN (Bank Account only)

☐  I have read the terms and conditions of the Automatic Investment Plan set forth in the Prospectus. I wish to invest on a monthly/quarterly basis, directly from my checking/savings account into the New Alternatives Fund. This form must be received 15 business days prior to the first selected draft date. Please attach a voided check and designate the amount you would like invested each month/quarter $             ($50 minimum).

☐  Monthly              ☐  Quarterly (check one)        To begin on the 10th, 15th, 20th (circle one) of the period.

7. SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

I have received a copy and read the New Alternatives Fund’s current Prospectus. I understand that dividends and distributions will be reinvested in additional shares unless payment in cash is requested in writing.

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3.	I am a U.S. citizen or other U.S. person (defined below), and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification Instructions: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

X	X
Signature of Applicant/Date	Signature of Joint Owner, if any/Date

8. HOUSEHOLDING CONSENT. I hereby consent to the delivery of a single copy of the New Alternatives Fund’s financial reports, Prospectuses, proxy statements and other similar documents to all investors with whom I share an address and who either have my same last name or are a member of my family.

X	X
Signature of Applicant/Date	Signature of Joint Owner, if any/Date

This section to be completed by Broker/Dealer or Investment Advisor – If applicable

Firm’s Name
( )
Representative’s/Advisor’s Name Number	Number

Firm’s Address/Phone Number

Authorized Signature

Additional information about the New Alternatives Fund is contained in the Statement of Additional Information dated October     , 2014 (“SAI”). The SAI is incorporated by reference into this Prospectus.

Additional information about the investments of the Fund is available in its Annual and Semi-Annual Reports to Shareholders. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year and also lists portfolio holdings at the end of the fiscal year.

The Annual and Semi-Annual reports and the SAI are available, free of charge, on our website at www.newalternativesfund.com. Also, you can request free copies of the Annual and Semi-Annual Reports and the SAI, request other information or make shareholder inquiries, by calling (800) 423-8383; emailing info@newalternativesfund.com; or writing to the Fund at the address below. A copy of requested document(s) will be mailed to you no later than three business days following receipt of your request.

New Alternatives Fund

150 Broadhollow Road, Suite PH2

Melville, NY 11747

Information about the Fund (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call (202) 551-8090 for information on the operation of the Public Reference Room. You may also request copies by mail by sending your request, after paying a duplicating fee, to the SEC’s Public Reference Room, Washington, D.C. 20549-1520 or by electronic request at the following email address: publicinfo@sec.gov. You may also visit the EDGAR Database on the SEC’s website (www.sec.gov) to review reports and other information about the Fund.

The Fund’s SEC file number is: 811-03287

PRINTED ON RECYCLED PAPER

NEW ALTERNATIVES FUND

PROSPECTUS

OCTOBER     , 2014

Preliminary Statement of Additional Information

Subject to Completion

The information in the statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U. S. Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

NEW ALTERNATIVES FUND

Class A Shares Ticker: NALFX

Investor Shares Ticker:

Statement of Additional Information

October         , 2014

New Alternatives Fund

150 Broadhollow Road, Suite PH2

Melville, New York 11747

(631) 423-7373 or (800) 423-8383

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus of New Alternatives Fund (the “Fund”) dated October         , 2014. A copy of the Prospectus may be obtained at no charge by writing to the Fund at the address above, by calling toll-free (800) 423-8383 or by visiting www.newalternativesfund.com. The audited financial statements and the notes thereto included in the Fund’s most recent Annual Report to Shareholders for the fiscal year ended December 31, 2013 (the “Annual Report”), and the related report of BBD, LLP, the Fund’s independent registered public accounting firm, contained in the Annual Report are incorporated by reference in the section “Financial Statements.” No other portions of the Annual Report are incorporated by reference. Copies of the Fund’s Annual and Semi-Annual Reports to Shareholders are available upon request by calling (800) 423-8383, by writing to the Fund at the address above, or by visiting www.newalternativesfund.com.

-i-

HISTORY OF THE FUND

New Alternatives Fund (the “Trust”) was organized as a Delaware statutory trust on June 12, 2014. The Trust is the successor to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation. The Certificate of Incorporation of the Predecessor Company was filed in New York on January 17, 1978. The Predecessor Company was an inactive corporation until it commenced its activities as a mutual fund on September 3, 1982. The original name of the Predecessor Company was “The Solar Fund, Inc.” The Predecessor Company changed its name to “New Alternatives Fund, Inc.” on August 6, 1982. The Predecessor Company was a single, stand-alone mutual fund that offered one class of shares.

On October         , 2014, the Predecessor Company was reorganized into a separate series of the Trust, also named New Alternatives Fund (the “Fund”). The Fund has recently been organized for the purpose of continuing the investment operations and performance history of the Predecessor Company and has no substantial assets or prior history of investment operations. References throughout this SAI to the Fund, including information on fees and performance, include information for the Predecessor Company.

The Trust is an open-end management investment company currently offering one series of shares, the Fund. The Fund currently offers two classes of shares: Class A Shares and Investor Shares. Class A Shares represent a continuance of the original class of shares offered by the Predecessor Company. Class A Shares are sold subject to a front-end sales charge. The Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. Investor Shares are first being offered on October         , 2014. Investor Shares are sold at net asset value. Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. Investor Shares are also subject to 12b-1 fees.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Classification

The Fund is an open-end management investment company or mutual fund. The Fund is diversified, which means that with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer (other than the U.S. Government or its agencies or instrumentalities) nor will it own more than 10% of the outstanding voting securities of any one issuer. The Fund has a special interest in Alternative Energy (as defined below). Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the Alternative Energy industry.

Investment Objectives and Risks

The investment objective of the Fund is long-term capital appreciation.

The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include depository receipts, real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad.

Investments in foreign issuers are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. The Fund does not seek to use foreign currency transactions for investment purposes. Instead, foreign currency transactions are employed to enable the Fund to settle non-U.S. dollar denominated transactions in the appropriate currency.

The Fund may invest in REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the REITs held in the Fund’s portfolio. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the tax-free pass-through of income under the Internal Revenue Code and to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may invest in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in oil and gas industries.

Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

Money awaiting investment in portfolio holdings may be held in cash or cash equivalents. The cash equivalents that the Fund may invest in are: U.S. Treasury Bills, mutual funds investing in obligations of the U.S. Government, its agencies or instrumentalities (e.g., U.S. Government Securities and U.S. Treasury Bills); money market mutual funds and certificates of deposit of what it considers to be socially-concerned, federally insured banks and credit unions that are committed to serving community needs.

The Fund may invest in securities issued by other registered or unregistered investment companies such as mutual funds investing in obligations of the U.S. Government, its agencies or instrumentalities (e.g., U.S. Government Securities and U.S. Treasury Bills) and money market mutual funds. The Fund’s investment adviser only intends to invest its assets in other mutual funds to the extent that it has un-invested cash necessary for upcoming expenses or redemptions, or cash awaiting investment in portfolio securities. The Fund’s investment adviser does not intend to invest the Fund’s assets in other mutual funds for the purpose of pursuing its investment objective. Under the 1940 Act, the Fund’s investment in the securities of other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. The percentage limitations contained in the prior sentence will not apply to the Fund’s investment in money market mutual funds so long as any such money market mutual funds purchased do not charge a sales charge or service fee. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.

Fund Policies and Investment Restrictions

Fundamental Investment Restrictions. The following investment restrictions are deemed to be fundamental policies of the Fund. As such, the following restrictions may not be changed without the affirmative vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority” of a fund’s outstanding voting securities means the vote, at the annual or a special meeting, of the holders of the lesser of (a) 67% of the shares of the fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented, or (b) more than 50% of the outstanding shares.

Except as noted, the Fund may not:

1.        Borrow money, except from banks for temporary or emergency purposes in an amount not in excess of five percent (5%) of the market value of its total assets (not including the amount borrowed). The Fund will not invest in portfolio securities while outstanding borrowing exceeds five percent (5%) of the market value of its assets.

2.        Purchase on margin or sell short or write or purchase put or call options.

3.        Lend any of its assets other than through the purchase of a portion of publicly distributed notes, bonds, negotiable certificates of deposit or other debt securities.

4.        Underwrite or participate in any underwriting of securities, except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under the federal securities law.

5.        Buy more than ten percent (10%) of the outstanding voting securities of any one issuer.

6.        With respect to seventy-five percent (75%) of its assets (at market value), invest more than five percent (5%) of such assets in securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities.

7.        Purchase or sell real estate, provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts.

8.        Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest.

9.        Issue senior securities.

10.        Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except for the Alternative Energy industry, and provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

Except for fundamental investment restriction number (1) above, when computing compliance with the percentage restrictions, changes in the values of the Fund’s assets due to market action, which cause such value to be in excess of percentage limitations stated above, will not be considered violations of these restrictions.

Non-Fundamental Investment Restrictions. The Fund has adopted the following additional non-fundamental investment restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law.

Except as noted, the Fund may not:

1.        Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 10% of the Fund’s total assets.

2.        Buy securities of any company (including its predecessors or controlling persons) that has not been in the business for at least three continuous years if such investment at the time of purchase would cause more than ten percent (10%) of the total assets of the Fund (at market value) to be invested in securities of such companies.

3.        Purchase securities of any other investment company, except as part of a merger, consolidation or other reorganization, or where otherwise permitted by the 1940 Act.

4.        Participate, on a joint or joint and several basis, in any trading account in securities.

5.        Invest more than 15% of its total net assets in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under Section 4(2) of that act, when such investments are considered to be liquid by the Fund’s investment adviser.

6.        Will not engage in arbitrage or trade for the control or management of another company.

Temporary Defensive Position. For temporary defensive purposes – which may include a lack of adequate purchase candidates or an unfavorable market environment – the Fund may invest up to 100% of its assets in cash or cash equivalents. The cash equivalents that the Fund may invest in are: U.S. Treasury Bills, mutual funds investing in obligations of the U.S. Government, its agencies or instrumentalities (e.g., U.S. Government Securities and U.S. Treasury Bills); money market mutual funds and certificates of deposit of what it considers to be socially-concerned, federally insured banks and credit unions that are committed to serving community needs. To the extent such temporary defensive investments are made, the Fund may be unable to achieve its investment objective.

Portfolio Turnover. There was no significant variation in the portfolio turnover rate during the past two years. Portfolio turnover was 24.01% and 22.05% for fiscal years ended 2013 and 2012, respectively.

Disclosure of Portfolio Holdings. The Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio.

Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”) is always aware of the Fund’s portfolio holdings, as well as are those who provide the Fund’s custodian and accounting/pricing services. The brokers the Fund uses to execute purchases or sales of portfolio holdings are aware of the trades they execute and are aware of many of the companies the Fund follows and in which the portfolio managers are interested. The Fund, Advisor and each of the outside entities (and their personnel) are required and expected to keep knowledge of the Fund’s holdings confidential. The Trust’s Trustees who are not “interested persons” as that term is defined in section 2(a)(19) of the 1940 Act are not informed of daily portfolio transactions.

The Fund prepares a list of its holdings shortly after the end of each quarter. This quarterly list of portfolio holdings is made available to shareholders or prospective investors and to entities which report on fund holdings such as Morningstar and Lipper Analytical. To the extent convenient, based on the time and cost, the quarterly list of holdings is placed on the Fund’s website. The Fund’s portfolio holdings are also included in the Fund’s annual and semi-annual financial reports, which are filed with the U.S. Securities and Exchange Commission (“SEC”) on Form N-CSR within 70 days after December 31 and June 30, as well as on the Fund’s Form N-Q, which is filed with the SEC within 60 days after the last day of the Fund’s first and third fiscal quarters (March 31 and September 30). There are no arrangements to provide portfolio holdings to anyone for compensation or other consideration.

The listing of the portfolio holdings is available first to the Advisor’s staff and Chief Compliance Officer. The authority to establish policies with respect to disclosure of Fund holdings resides with the Trust’s Board of Trustees. With respect to the disclosure of portfolio holdings, since the Fund is the only client of the Advisor, there are no conflicts of interest between the Fund and the staff of the Advisor.

Website. The Fund may periodically disclose its holdings on its website: www.newalternativesfund.com.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Predecessor Company was a New York corporation governed by a Board of Directors. The Board of Directors of the Predecessor Company was identical to the Trust’s current Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is provided in the table below. Certain information on the Trustees includes information on such Trustee’s service on the Board of Directors of the Predecessor Company. The mailing address for the Trustees and Officers of the Trust is c/o New Alternatives Fund, 150 Broadhollow Road, Suite PH2, Melville, New York 11747.

Name and Age	Position(s) Held With the Trust	Terms of Office And Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To be Overseen by Trustee[2]	Directorships Held by Trustee During the Past Five Years[3]
Interested Trustees:

David J. Schoenwald* Age 64	Founder, Trustee, President, Treasurer and Chairperson of the Board	Founder, Trustee, President, Treasurer, 1982 to present; Chairperson of the Board, 2008 to present.	President and Treasurer, Accrued Equities, Inc.**	1	None

Murray D. Rosenblith* Age 67	Trustee and Secretary	Trustee, 2003 to present; Secretary, 2012 to present; Assistant secretary, 2009 to 2012.	Portfolio Manager and Assistant Compliance Officer (since 2010), and employee, Accrued Equities, Inc.** (2008 to present); formerly, Executive Director, A.J. Muste Memorial Institute, an organization concerned with exploration of the link between non-violence and social change (1985 to 2008).	1	None

[1]

Each Officer and Trustee holds office until the next annual meeting of shareholders at which Officers or Trustees are elected following his or her election or appointment, and until his or her successor has been elected and qualified.

[2]	Currently, there is only one portfolio and no fund complex.

[3]

Includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

*

“Interested person,” as defined in section 2(a)(19) of the 1940 Act. David J. Schoenwald is majority shareholder and President of the Advisor. Murray D. Rosenblith is considered an “interested person” as a result of his employment with the Advisor.

**

David J. Schoenwald and Murray D. Rosenblith have no present enterprise, employment, position or commercial investment activity except for their positions with the Advisor, which is also the Fund’s Sub-Distributor. At the present time, the Advisor provides services only to the Fund. David J. Schoenwald is licensed to practice law in New York and is President and sole shareholder of Schoenwald and Schoenwald, P.C.

Name and Age	Position(s) Held With the Trust	Terms of Office And Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To be Overseen by Trustee[2]	Directorships Held by Trustee During the Past Five Years[3]
Independent Trustees:

Sharon Reier Age 67	Trustee and Vice-Chairperson of the Board	Trustee, 1982 to present; Vice-Chairperson, 2008 to present.	Retired; prior thereto freelance financial journalist; Contributor to the International Herald Tribune (1995 to 2011); former contributor to Business Week International; former regional editor, Financial World; former editor, Boardroom Reports; former contributing editor, Institutional Investor; former staff, Forbes and American Banker.	1	None

Susan Hickey Age 61	Trustee, Audit Committee Member and Audit Committee Chairperson	Trustee and Audit Committee Member, 2005 to present; Audit Committee Chairperson, January 31, 2014 to Present.	Accounting Software Developer, AccountantsWorld, LLC; Member of National Association of Enrolled Agents and New York Society of Independent Accountants; Former IRS Tax Return Auditor; BA International Affairs, Stonehill College, North Easton, MA.	1	None

Jonathan D. Beard Age 66	Trustee and Audit Committee Member	Trustee; 2005 to present; Audit Committee Member, January 31, 2014 to present.	Self-employed Freelance Journalist for various American and European Science Magazines; Lifetime Member, Sierra Club and New York-New Jersey Trails Conference; Graduate of Columbia University 1970.	1	None

Jeffrey E. Perlman Age 34	Trustee and Audit Committee Member	Trustee; 2009 to present; Audit Committee Member, January 31, 2014 to present.

President and Founder, Bright Power, a company advancing clean, cost-effective energy solutions (2004 to present); Clarinetist/ Saxophonist, Romashka and various Klezmer music ensembles (1996 to present); formerly, Consultant, Capital E, a renewable energy consulting and investment services company (2002 to 2005).

Officers of the Trust who are not Trustees

Name and Age	Position(s) Held With the Trust	Terms of Office And Length of Time Served	Principal Occupation(s) During the Past Five Years

Joseph A. Don Angelo Age 65	Chief Compliance Officer	2007 to present.	Certified Public Accountant and Owner, Don Angelo and Associates, CPAs P.C. (1984 to present).

Leadership Structure and Board of Trustees

The overall business and affairs of the Trust are governed by a Board of Trustees, which is responsible for protecting the interests of shareholders. The Trustees are experienced business persons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The day-to-day operations of the Fund are delegated to its Officers, subject to the general supervision of the Board. The Officers of the Trust, except for the Chief Compliance Officer, are Trustees and are also employed by the Fund’s Advisor. Like most mutual funds, the day-to-day business of the Fund is performed by third party service providers, such as the Advisor, Distributor, Administrator, Fund Accounting Agent, Transfer Agent and Custodian.

With respect to the composition of the Board, there are currently six members, four of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”); thus, 67% of the Board is presently independent. Until January, 2014, the size of the Board of Directors of the Predecessor Company was seven members. The Trustees have concluded that a six member Board is an appropriate size based upon the size and non-complexity of the Trust and its sole Fund. The Trust is a single, stand -alone Fund and not a part of some bigger complex or family of funds.

The Chairperson of the Board, David J. Schoenwald, is an “interested person” of the Trust, as that term is defined in the 1940 Act. In 2008, the Board did consider whether or not the Chairperson should be an Independent Trustee but decided that David J. Schoenwald was the appropriate choice based upon his significant investment industry experience, including his direct investment experience in the area of the Fund’s special interest. The Trust does believe it is important to maintain a lead Independent Trustee who can be the voice of the other Independent Trustees and the primary contact for Trust management. Accordingly, the Trust does have a lead Independent Trustee, Sharon Reier, who is the Vice Chairperson of the Board.

The entire Board annually performs a self-assessment on its current members, which includes a review of their backgrounds, professional experience, qualifications and skills.In determining whether an individual is qualified to serve as a Trustee of the Trust, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board’s decision. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Trust and its shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board.

The interested Trustees consist of two persons, each of whom is affiliated with the Fund’s Advisor. David J. Schoenwald has served since the Predecessor Company’s founding in 1982. Mr. Schoenwald has an extensive background in the practice of law, and in managing an investment advisory firm and registered broker-dealer. Murray D. Rosenblith has been a Trustee of the Predecessor Company and the Trust since 2003 and has been employed by the Advisor since 2008. From 2003 until 2008, Mr. Rosenblith was an Independent Director of the Predecessor Company. From 2006 until 2008, Mr. Rosenblith served as a member of the Predecessor Company’s Audit Committee. Mr. Rosenblith has several securities licenses and is a registered principal of Accrued Equities, which is also the Trust’s Sub-Distributor. Mr. Rosenblith was formerly the Executive Director of an organization concerned with the exploration of the link between non-violence and social change, which the Board felt would contribute to the Fund’s commitment to social concerns. His prior duties also included managing assets and investments for the organization. Mr. Rosenblith also was the founder and principal investment manager for the endowment of an affiliated organization and a 20-year member of the Social Investment Forum.

The Independent Trustees consist of four persons. Each of the four Independent Trustees has a professional background, an interest in the environment and Alternative Energy, and a commitment to social concerns. The Board as a whole has concluded that each of the Independent Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below. Sharon Reier, an Independent Director of the Predecessor Company since its founding in 1982, is also the Vice Chairperson of the Board and lead Independent Trustee. Ms. Reier is an award winning financial journalist specializing in international business and investment, and corporate governance. Ms. Reier has written multitudes of articles on these subjects for the Paris-based International Herald Tribune and Financial World Magazine over the past 20 years. Ms. Reier wrote a column on international currency management in the 1980’s for Institutional Investor Magazine. She is also a former European Bureau Chief for Financial World Magazine; former executive editor for Bottom Line/Personal; former reporter for Forbes Magazine; and former assistant international editor for the American Banker. Susan Hickey, an Independent Director of the Predecessor Company since 2005 and the Audit Committee Chairperson since 2014, is an Accounting Software Developer and a former IRS Tax Return Auditor. Jonathan D. Beard, an Independent Director of the Predecessor Company and an Audit Committee Member since 2014, is a self-employed Freelance Journalist for various American and European Science Magazines. Mr. Beard is also a lifetime member of the Sierra Club and New York-New Jersey Trails Conference. Jeffrey E. Perlman, an Independent Director of the Predecessor Company since 2009 and an Audit Committee Member since 2014, is the President and Founder of Bright Power, a company advancing clean, cost-effective energy solutions. Mr. Perlman was formerly a Consultant with Capital E, a renewable energy consulting and investment services company.

Board Meetings and Risk Oversight

The Independent Trustees annually review the number of Board meetings and committee meetings held, as well as the substance of those meetings. In general, the Board meets quarterly. If necessary, additional meetings are scheduled both in-person and via telephone conference call. The Independent Trustees are always willing to make themselves available to Trust management and vice versa. Ms. Reier serves as a lead Independent Trustee and maintains an open line of communication with Trust management. Ms. Hickey, as Chairperson of the Audit Committee, maintains an open line of communication with the Trust’s Independent Registered Certified Public Accounting Firm. The Trust has hired a Chief Compliance Officer who is not employed by the Advisor. In addition, the Board has access to counsel for the Trust and the Independent Trustees, for consultation concerning any issues that may occur during or between regularly scheduled Board meetings.

The leadership structure currently in place is critical to the Trust, and to the investors, to maintain a fair and balanced approach to overseeing the Fund. The Trust is a single, stand -alone Fund and not a part of some bigger complex or family of funds. The Trustees, Officers and Chief Compliance Officer serve only this Fund. Furthermore, the Board has determined that the current leadership structure is most appropriate based upon the size and non-complexity of the Fund and to provide greater transparency for investors as to how the Board functions. The Trustees have further concluded that the background, professional experience and qualifications of the entire Board has served to enhance its risk oversight capabilities with respect to the Trust’s activities.

The Board has approved contracts under which certain companies provide essential management services to the Fund. Like most mutual funds, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Advisor, Distributor, Administrator, Fund Accounting Agent, Transfer Agent and Custodian. The Board is responsible for overseeing the Fund’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Board is confident in the risk oversight process that has been established by Trust management. On an annual basis, the Chief Compliance Officer of the Trust, who serves at the pleasure of the Board, presents written annual reports on the Fund’s and its service providers’ Compliance Programs pursuant to Rule 38(a)-1 of the 1940 Act, for review and approval. The purpose of the annual reviews is to consider any changes in the Fund’s activities, any material compliance matters that have occurred in the past year and any new regulatory requirements or developments. Appropriate revisions of the Trust’s policies or procedures are made and reviewed to help ensure that the policies and procedures are adequate and effective to ensure compliance with applicable federal securities laws and regulations. The annual reviews are approved by the Board in conjunction with the Board’s risk oversight process.

Board of Trustees and Committees

The Board of Trustees has established an Audit Committee, Nominating Committee and Executive Committee. The Trust does not have a standing Compensation Committee. Considerations pertaining to compensation are discussed among the entire Board during regularly scheduled meetings, when applicable. Based upon the size of the Trust, it has been determined that the current committee structure is sufficient. The full Board met 4 times during the fiscal year ended December 31, 2013.

Audit Committee. The Audit Committee members are Mr. Beard, Ms. Hickey and Mr. Perlman. Since January 31, 2014, Ms. Hickey has been the Audit Committee Chairperson and has been designated as an Audit Committee Financial Expert as defined by Form N-CSR and disclosed under Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee generally oversees the Fund’s accounting and financial reporting process and operates pursuant to its adopted Audit Committee Charter. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Fund’s Independent Registered Certified Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Certified Public Accounting Firm, evaluates the adequacy of the Fund’s internal financial and disclosure controls, oversees the audit process and reviews with the Independent Registered Certified Public Accounting Firm the scope and results of the audit of the Fund’s financial statements. The Audit Committee meets at least once each year with the Independent Registered Certified Public Accounting Firm. The Audit Committee held 2 meetings during the fiscal year ended December 31, 2013.

Nominating Committee. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The current members of the Nominating Committee are the four Independent Trustees. The Nominating Committee has not established a formal charter. Currently, the Nominating Committee does not have a specific diversity policy for identifying nominees for Trustee; however, the Nominating Committee seeks to nominate qualified candidates to serve as Trustee. When evaluating individuals for recommendation for Board membership, the Nominating Committee may consider, among other things, the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would complement the Board’s existing mix of skills and qualifications. The Nominating Committee also considers the candidates reputation for high ethical standards and the ability to contribute to ongoing functions of the Board, including the candidate’s ability and commitment to attend board meetings and work collaboratively with other members of the Board. A candidate’s interest in the environment and Alternative Energy will also be considered. The Board of Trustees has not established formal policies with respect to shareholder nominations to the Board of Trustees. Recommendations for consideration by the Independent Trustees should be sent to the Secretary of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee; submissions must be received by the

Secretary at the principal executive office of the Trust. The Nominating Committee held 1 meeting during the fiscal year ended December 31, 2013.

Executive Committee. The Executive Committee currently consists of David J. Schoenwald, who informally consults with the Trustees and manages administrative matters. There is no formal Executive Committee Charter. The Executive Committee did not meet formally during the fiscal year ended December 31, 2013.

Trustee Compensation

The Trust’s Trustees who are “interested persons” as that term is defined in section 2(a)(19) of the 1940 Act (“Interested Trustees”) do not receive compensation from the Trust for their services. Interested Trustees of the Trust are paid for their services by the Advisor.

Each Independent Trustee receives an annual fee of $4,500 for their services as Independent Trustees of the Trust. As Vice-Chairperson of the Trust, Ms. Reier receives an additional fee of $1,000. Each member of the Audit Committee receives an additional $500 annual fee and Ms. Hickey, the Audit Committee Chairperson, receives an additional annual fee of $500. The Independent Trustees also receive reimbursement of “coach” travel expenses to attend Board Meetings.

The table below shows, for each Independent Director entitled to receive compensation from the Predecessor Company, the compensation earned from the Predecessor Company for the fiscal year ended December 31, 2013. During the fiscal year ended December 31, 2013, the annual fee for Independent Directors was $3,500.

Independent Director	Aggregate Compensation from the Predecess or Company	Pension or Retirement Benefits Accrued as Part of the Predecessor Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Predecessor Company
Sharon Reier	$4,500	0	0	$4,500
Preston V. Pumphrey*	$4,500	0	0	$4,500
Susan Hickey	$4,000	0	0	$4,000
Jonathan D. Beard	$3,500	0	0	$3,500
Jeffrey E. Perlman	$3,500	0	0	$3,500

*	Preston V. Pumphrey resigned from the Board of Directors and as Audit Committee Chairperson effective January 31, 2014.

Trustee Ownership of Fund Shares

The following table shows the dollar range of equity securities beneficially owned in the Predecessor Company by each Director as of December 31, 2013.

Name of Director	Dollar Range of Equity Securities in the Predecessor Company	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Trustee
Sharon Reier	$10,001-$50,000	$10,001-$50,000
Preston V. Pumphrey*	$10,001-$50,000	$10,001-$50,000
Murray D. Rosenblith	$10,001-$50,000	$10,001-$50,000
Susan Hickey	$1-$10,000	$1-$10,000
Jonathan D. Beard	$50,001-$100,000	$50,001-$100,000
Jeffrey E. Perlman	$1-$10,000	$1-$10,000
David J. Schoenwald	Over $100,000	Over $100,000

*	Preston V. Pumphrey resigned from the Board of Directors and as Audit Committee Chairperson effective January 31, 2014.

As of December 31, 2013, none of the Directors, other than David Schoenwald, nor any of their immediate family members, owned beneficially or of record, any securities in the Advisor, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor. In addition, as of December 31, 2013, none of the Directors, nor any of their immediate family members, owned beneficially or of record, any securities in the Fund’s principle underwriter, or any securities in a person directly or indirectly controlling, controlled by or under common control with the Fund’s principle underwriter.

CODE OF ETHICS

The Trust and Accrued Equities (the Advisor and Sub-Distributor of the Fund) have adopted a joint Code of Ethics pursuant to Rule 17j-1 under 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”). This Code of Ethics applies to the personal investing activities of directors, trustees, officers and certain employees (“access persons”) of the Trust, Fund and the Advisor. Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, the Fund’s portfolio managers and members of their immediate family are prohibited from purchasing securities issued in an initial public or limited offering, unless such acquisition is approved by the Code Compliance Officer. A copy of the Code of Ethics is on file with the SEC, and is available to the public at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As defined in the 1940 Act, control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to, among other determinants, their beneficial ownership of 25% or more of the outstanding voting securities of the Fund. To the Trust’s knowledge, as of June 30, 2014 there were no control persons.

As defined by the 1940 Act, principal holders own of record or beneficially 5% or more of the Fund’s outstanding voting securities. As of June 30, 2014, the following persons owned beneficially more than 5% of the outstanding voting shares of the Fund:

	Shareholder	# of Shares	Class of Shares	% of Fund
1	CHARLES SCHWAB & CO INC. SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104	316,918.078	Class A	8.6162%
2	DONALDSON LUFKIN JENRETTE SECURITIES CORPORATION MUTUAL FUNDS 5TH FLOOR PO BOX 2052 JERSEY CITY NJ 07303-2052	294,842.842	Class A	8.0160%

The Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund as of June 30, 2014.

As of June 30, 2014: (i) the reorganization of the Predecessor Company into the Trust had not yet occurred and all shares of the Predecessor Company were of the same class; (ii) the Trust had not yet commenced operations; and (iii) no Investor Shares of the Fund had been offered.

INVESTMENT ADVISOR AND OTHER SERVICES

Investment Advisor

The Advisor is Accrued Equities, Inc. The Advisor, located at 150 Broadhollow Road, Suite PH2, Melville NY 11747, is an SEC registered investment advisor and broker-dealer organized as a New York corporation in 1954. The Advisor can be reached at (631) 423-7373. The Advisor had a sister corporation called Resale Accrued Equities Inc., with which it merged and the surviving corporation, Resale Accrued Equities, Inc., subsequently changed its name to “Accrued Equities, Inc.” The original investment clients of Accrued Equities were limited to legal clients of Maurice Schoenwald. Since 1966 the Advisor has offered investment advice to the public.

The controlling stockholder, President and Treasurer of the Advisor is David J. Schoenwald. David J. Schoenwald is presently serving as legal counsel to the Advisor. He is also serving as a Trustee, Chairperson of the Board, President and Treasurer of the Trust. David J. Schoenwald is President and sole shareholder of the law firm of Schoenwald & Schoenwald P.C.

Murray D. Rosenblith is a Portfolio Manager and Assistant Compliance Officer with the Advisor. He is also serving as a Trustee and Secretary of the Trust.

The Advisor serves as the Fund’s investment adviser pursuant to the terms of an investment management agreement (the “Investment Management Agreement”). The Fund pays the Advisor an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The fee is accrued daily and paid monthly.

Prior to October     , 2014, the Predecessor Company paid the Advisor an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% for average net assets more than $30 million and less than $100 million; and 0.45% for average net assets more than $100 million. The fee was accrued daily and paid monthly. For the fiscal years ended December 31, 2011, 2012, and 2013, the amounts of the investment advisory fees earned by the Advisor were $1,159,003, $873,703, and $869,394, respectively.

In addition to the investment advisory fee, the Fund pays other operating expenses including, among others, taxes, brokerage commissions, fees of Trustees who are not affiliated with the Advisor, securities registration fees, charges for custodians, regulatory administration services and transfer agent services, blue sky filing fees, dividend disbursing and reinvestment expenses, auditing and legal expenses, the fees for filing and printing prospectuses sent to existing shareholders and the fees for filing and printing shareholder reports. The cost of printing prospectuses for distribution to prospective investors is paid for by Accrued Equities in its capacity as a broker-dealer and the Sub-Distributor of the Fund.

The Advisor, at the expense of the Fund, may lease office space and provide office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations of the Fund. Other Fund expenses include supplies and customary clerical and professional services.

The Investment Management Agreement was approved by the Trust’s Board of Trustees (including a majority of Independent Trustees) on June 27, 2014. Information regarding the material factors the Board considered in approving the Investment Management Agreement is included in the Semi-Annual Report to Shareholders dated June 30, 2014.

The Investment Management Agreement must be approved each year by (a) a vote of the Board of Trustees of the Trust, or (b) a vote of the shareowners, and in either case, by a majority of the Independent Trustees. Any changes in the terms of the Investment Management Agreement must be approved by the shareowners. The Investment Management Agreement automatically terminates upon its assignment. In addition, the Investment Management

Agreement is terminable at any time without penalty by the Board of Trustees of the Trust or by a vote of the holders of a majority of the Trust’s outstanding shares (as defined in this SAI) on sixty (60) days’ notice to the Advisor and by the Advisor on sixty (60) days’ notice to the Trust.

Portfolio Managers. David J. Schoenwald and Murray D. Rosenblith serve as portfolio managers. Compensation for David J. Schoenwald consists of a salary. In addition, David J. Schoenwald is the principal owner of the Advisor and benefits from any profits of the Advisor. Compensation from the Advisor for Mr. Rosenblith generally consists of a fixed salary. In addition, Mr. Rosenblith is eligible for a bonus. The amount of any such bonus is discretionary and is not based on any factors such as pre- or after-tax performance of the Fund, nor is it based upon the value of the assets held in the Fund’s portfolio. As of the date of this SAI, David J. Schoenwald and Murray D. Rosenblith do not manage the portfolios of any other accounts, including any other registered investment companies, pooled investment vehicles or other accounts. As of the date of this SAI, the portfolio managers only manage the assets of the Fund.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Donald J. Schoenwald	Over $100,000
Murray D. Rosenblith	$10,001-$50,000

Principal Underwriter and Sub-Distributor

Foreside Funds Distributors LLC (the “Underwriter”), located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312, is the principal underwriter of the Fund’s shares. The Underwriter serves as the principal underwriter pursuant to an Underwriting Agreement for the limited purpose of acting as a statutory underwriter to facilitate the distribution of the Fund’s shares. Shares of the Fund will be offered to the public on a continuous basis. The Underwriter sells shares of the Fund on a best efforts basis against purchase orders for the shares. The Underwriter has entered into a Sub-Distribution Agreement with Accrued Equities whereby Accrued Equities serves as an underwriter (but not a principal underwriter) of the shares of the Fund.

The Underwriting Agreement has an initial term until July 1, 2015 and after this initial term continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Independent Trustees, in each case cast in person at a meeting called for the purpose of voting on such agreement. The Underwriting Agreement may be terminated without penalty by the parties thereto upon 60 days’ written notice, and it is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Underwriter receives as compensation for its services: (i) a percentage of the net underwriter concession on Class A Shares; and (ii) commissions on the sale of Class A Shares. The Underwriter is also eligible to receive fees from the Fund’s Rule 12b-1 Plan for its Investor Shares in connection with the sale of Investor Shares and servicing of Investor shareholders.

The shares of the Predecessor Company are identical to the Fund’s Class A Shares. For the fiscal year ended December 31, 2013, the aggregate underwriter concession on all sales of Predecessor Company shares was $20,983, and the amounts retained by Accrued Equities and the Underwriter were $14,238 and $6,745, respectively. For the fiscal year ended December 31, 2012, the aggregate underwriter concession on all sales of Predecessor Company shares was $12,938, and the amounts retained by Accrued Equities and the Underwriter were $8,625 and $4,313, respectively. For the fiscal year ended December 31, 2011, the aggregate underwriter concession on all sales of Predecessor Company shares was $40,023, and the amounts retained by Accrued Equities and the Underwriter were $26,682 and $13,341, respectively.

The Underwriter and Accrued Equities also receive commissions for the sale of Predecessor Company shares. For the year ended December 31, 2013, Accrued Equities and the Underwriter received $23,902 and $2,526 in sales commissions, respectively. For the year ended December 31, 2012, Accrued Equities and the Underwriter received $24,247 and $3,097 in sales commissions, respectively. For the year ended December 31, 2011, Accrued Equities and the Underwriter received $37,914 and $8,829 in sales commissions, respectively.

Distribution Plan

The Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for its Investor Shares. The Rule 12b-1 Plan was adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan provides that the Fund will pay a fee to Accrued Equities at an annual rate of 0.25% of the average daily net assets of the Fund’s Investor Shares to finance certain activities primarily intended to sell such Investor Shares.

The Rule 12b-1 Plan provides that the Fund will pay Accrued Equities, the Underwriter and/or any registered securities dealer, financial institution or any other person (a “Recipient”), a fee in connection with the promotion and distribution of the Fund’s Investor Shares or the provision of personal services to Investor shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Investor shareholders, the printing and mailing of sales literature, and servicing Investor shareholder accounts (“12b-1 Expenses”). The Fund and/or Accrued Equities may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.

The Rule 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Rule 12b-1 Plan will benefit the applicable Investor shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

Among other things, the Rule 12b-1 Plan provides that: (1) Accrued Equities shall be required to submit quarterly reports to the Board of Trustees regarding all amounts expended under the Rule 12b-1 Plan and the purposes for which such 12b-1 Expenses were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Rule 12b-1 Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board of Trustees, including a majority of those Trustees who are not “interested persons” (as defined in the 1940

Act) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund’s Investor Shares under the Rule 12b-1 Plan shall not be materially increased without shareholder approval; and (4) while the Rule 12b-1 Plan remains in effect, the selection and nomination of the Trust’s Independent Trustees shall be committed to the discretion of such Independent Trustees.

Messrs. Rosenblith and Schoenwald may be deemed to have an interest in the operation of the Rule 12b-1 Plan because of their positions with Accrued Equities.

The Rule 12b-1 Plan was effective on October     , 2014. Accordingly, there were no amounts paid by the Fund during its most recent fiscal year ended December 31, 2013.

Other Services

Custodian.    The Custodian of the Fund is The Bank of New York Mellon (the “Custodian”), One Wall Street, New York, NY 10286. The Fund’s cash and securities are maintained through the Custodian. The Custodian also serves as the Fund’s foreign custody manager pursuant to Rule 17f-5 under the 1940 Act and engages foreign sub custodians to hold the Fund’s foreign securities. The Fund pays the Custodian pursuant to a regular schedule of charges based on a schedule agreed on from time to time by the Fund and the Custodian. The Custodian attends to the collection of proceeds of securities sold by the Fund, the collection of dividends on securities owned by the Fund, and disbursements for the cost of securities purchased by the Fund.

Transfer Agent and Dividend Paying Agent.    BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406 serves as the Fund’s transfer agent (the “Transfer Agent” or “BNY”). In addition to maintaining shareholder records and processing shareholder transactions, the Transfer Agent assists the Fund in meeting provisions of the anti-money laundering regulations.

Administration and Accounting Services.    BNY also serves as the Accounting Agent and Administrator to the Fund. BNY provides certain accounting and administrative services for the Fund including portfolio and general ledger accounting, daily valuation of all portfolio securities and net asset value calculation. BNY also keeps all books and records with respect to the Fund as it is required to maintain pursuant to Rule 31a-1 of the 1940 Act, monitors the Fund’s status as a regulated investment company under Sub-Chapter M of the Internal Revenue Code of 1986, as amended, calculates required tax distributions and assists in updating the Fund’s registration statement. The amount of administrative and accounting services fees paid by the Fund for the last three fiscal years is as follows:

2011	2012	2013
$233,277	$207,258	$207,147

Independent Registered Certified Public Accounting Firm.    The accounting firm of BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as the Fund’s independent registered certified public accounting firm.

Outside Legal Counsel.    Montgomery, McCracken, Walker & Rhoads, LLP, 123 South Broad Street, Avenue of the Arts, Philadelphia, PA 19109, serves as legal counsel to the Trust and its Independent Trustees.

BROKERAGE, ALLOCATION AND OTHER PRACTICES

The primary consideration in all portfolio securities transactions is prompt and reliable execution of orders at the most favorable net price. During the past three years, the aggregate amount of brokerage commissions paid for purchases and sales of portfolio securities was $163,997, $114,334, and $196,855 in the fiscal years, 2011, 2012, and 2013 respectively.

Accrued Equities is a registered broker-dealer, but it will not engage in brokerage of equity securities of the type which would be included in the Fund’s portfolio. No Officer or Trustee of the Trust or Accrued Equities is associated with any firm having an economic interest in general stock brokerage activities.

The choice of a broker will be made by the Advisor without benefit to any Trustee or controlling person. Allocation of brokerage transactions, including their frequency, will be made in the best judgment of the Advisor and in a manner deemed fair and reasonable to the shareholders, rather than by any formula. However, as long as the primary consideration is satisfied, the Advisor may give consideration in the selection of broker-dealers to the research provided (including analysis and reports concerning issuers, industries, securities, economic factors and trends) by such firms, and payment may be made of a fee higher than that charged by another broker-dealer if the Advisor deems such allocation of brokerage to be fair and reasonable to the shareholders. The Fund does not have any holdings of securities of its regular broker-dealers as of December 31, 2013.

The Board of Trustees periodically reviews the Advisor’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

DESCRIPTION OF SHARES

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. Currently, the Board of Trustees has authorized the issuance of one series of shares, the Fund. The Declaration of Trust further authorizes the Board of Trustees to classify or reclassify any series of shares into one or more classes. Currently the Board of Trustees has authorized two classes: Class A Shares and Investor Shares. The Board of Trustees has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any series or class thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or class thereof into one or more series or classes of shares, and to take such other action with respect to the Trust’s shares as the Board of Trustees may deem desirable. Although the Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof, such action would be subject to the superseding requirements of the 1940 Act or other applicable securities laws. The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Holders of shares in a series of the Trust will vote in the aggregate and not by class on all matters, except that each class has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class. For example, only the holders of Investor Shares may vote on any matter with respect to the Investor Shares Rule 12b-1 Plan. Further, shareholders of each of the Trust’s series will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of the series. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by the holders of a majority of the outstanding voting securities of such series. However, the Rule also provides that the ratification of the selection of the independent registered public accounting firm, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to series.

Notwithstanding any provision of Delaware law requiring a greater vote of shares of the Trust’s shares of beneficial interest (or of any class voting as a class) in connection with any Trust action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Trust’s Declaration of Trust, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of beneficial interest voting without regard to class (or portfolio).

DISTRIBUTIONS

Any dividends paid by the Fund from net investment income on its portfolio and any distributions of net realized capital gains will automatically be reinvested in whole or fractional shares of the Fund at net asset value on the reinvest date unless a shareowner makes a written request for payments in cash or selects the cash option on their application.

PURCHASE, REDEMPTION AND PRICING OF SHARES

How to Purchase Shares

Shares of either class of the Fund may be purchased by sending a completed and signed Application Form and check to New Alternatives Fund, c/o BNY Mellon Investment Servicing (US) Inc., PO Box 9794, Providence, RI 02940 or, for overnight mail services, New Alternatives Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722. When purchasing shares, please indicate which class of shares (Class A Shares or Investor Shares) you wish to purchase. The Application Form is available on the Fund’s website at www.newalternativesfund.com. With respect to Class A Shares, sales charges are the same irrespective of where or through whom you purchase shares of the Fund. Social security numbers or tax identification numbers are required on the Application Form.

The Trust and the Advisor reserve the right to reject any purchase order for any reason, and reserve the right to redeem shares for any reasonable purposes, such as government requirements, or if the value of an account is less than $1,000 as a result of redemptions and not market fluctuations.

Qualified Investment Accounts.    Shares of either class of the Fund may be purchased directly by existing retirement plans, which allow such investments. In addition, qualified individuals may establish (with any provider of such accounts) an Individual Retirement Account (“IRA”) or Roth IRA to be funded with shares of the Fund. The Trust has made arrangements with BNY Mellon Investment Servicing Trust Company to act as Custodian for any IRAs thus created.

Automatic Investment Plan.    Shareholders meeting the investment minimum may establish an automatic investment plan wherein periodic drafts from a checking or savings account are automatically invested in the Fund, subject to the applicable sales charge described in the Prospectus for Class A Shares. Such plan may be cancelled by the Trust or the investor by contacting the Transfer Agent by written notice or by calling (800) 441-6580 no later than 5 business days prior to a scheduled debit date.

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares or any agreements to maintain assets in the Fund.

Sales Load

Purchase orders for Class A Shares of the Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the New York Stock Exchange, on any day that the New York Stock Exchange (“NYSE”) is open for trading, will be purchased at the Fund’s next determined Net Asset Value (“NAV”) (plus any applicable sales charge). Orders for Class A Shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day. The details of the sales charge are described below:

Purchase Amount	Sales Commission as a Percentage of Offering Price	Dealer Reallowance as a Percentage of Offering Price	Sales Commission as a Percentage of Net Amount Invested
Up to $24,999.99	4.75%	4.00%	4.987%
$25,000 to $99,999.99	3.85%	3.00%	4.00%
$100,000 or more	2.91%	2.00%	3.00%

Waiver of Sales Load.    Certain categories of investors or institutions may invest in the Class A Shares of the Fund without paying a sales charge. These include current and retired Trustees, Officers and employees of the Trust or the Advisor and their families. Share ownership by Trustees increases their interest in the Fund’s well-being and may inspire shareholders as a result thereof.

Other categories of investors or institutions who may invest in Class A Shares without paying a sales charge are: registered representatives of brokers distributing the Fund’s shares who are purchasing for their own personal account and will not transfer their shares; Non-Profit or Charitable Organizations (as defined in Section 501 (c)(3) of the Internal Revenue Code) investing $25,000 or more; clients of an investment professional (e.g., investment advisors, financial planners, banks, trust departments, sponsors of “wrap-fee” programs, etc.) if the client is charged a fee by the investment professional for such portfolio management or brokerage services; and institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 401(k), 403(b), 457 or 408 of the Internal Revenue Code and “rabbi trusts.” Persons in the above categories must make their status as such known to the Transfer Agent at the time the account is opened by indicating such status on the account application.

How to Redeem Shares

There is no redemption charge for Class A Shares.

Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. This redemption fee applies to all Investor shareholders and accounts. The redemption fee is equal to 2.00% of the redemption proceeds; however, no redemption fee is imposed on the redemption of Investor Shares representing reinvested dividends or capital gains distributions, or on amounts representing the capital appreciation of shares. In determining the amount of any redemption fee, the Investor Shares having been held the longest in the account are considered redeemed first. Redemption fees are retained by the Fund. This redemption fee is meant to prevent short-term trading in the Fund and to offset any transaction and other costs associated with short-term trading.

Fund shares are redeemed upon tender of the written request of any shareholder, accompanied by surrender of share certificates, if issued. All certificates and/or requests for redemption tendered must be signed or endorsed by the shareholder or shareholders in whose name or names the shares are registered.

The Fund’s Transfer Agent may require a signature guarantee under the Medallion Signature Guarantee Program. Please consult the Prospectus regarding Medallion Signature Guarantee Requirements. Most financial institutions can provide this signature guarantee service for their customers. Financial institutions, including commercial banks, savings banks, securities brokers, savings and loan associations, and many credit unions offer this service. The signature guarantee requirement may be waived under certain circumstances at the discretion of the Trust.

Tender shall be made to BNY Mellon Investment Servicing (US) Inc., P.O. Box 9794, Providence, RI 02940, or overnight mail to BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722. The Transfer Agent’s phone number is (800) 441-6580.

The redemption price will be the NAV of the Fund’s shares next computed after the tender is received in proper form by the Fund’s Transfer Agent. In the event your redemption of Investor Shares is subject to a redemption fee, such redemption fee will be imposed on the amount of the redemption that is subject to such redemption fee. Payment of the redemption price will be made by a check drawn and issued in the U.S. within seven (7) days after receipt of the written request and certificates as described above, or if payment for the purchase of the shares to be redeemed has not been cleared by that time, the mailing of the redemption check may be postponed until proceeds of any check for the purchase price of the shares has been collected. This may take up to 15 business days. If payment for shares are dishonored the Trust may cancel the purchase.

The Trust may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

For further information, an interested person should call the Trust at (631) 423-7373 or (800) 423-8383.

How Net Asset Value and Offering Price is Determined

The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s Class A Shares or Investor Shares, subtracting any liabilities attributable to the applicable class, and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

Securities held by the Fund are valued based on the official closing price or the last reported sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded, as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost. Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by the Advisor under methods established by and under the general supervision of the Trust’s Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The daily calculation of NAV is performed by BNY, which also serves as Transfer Agent.

Offering Price. The price you pay for Class A Shares, the offering price, is based on the NAV per share, calculated once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open, plus the applicable sales charge. Investor Shares are sold at NAV.

TAXATION OF THE FUND

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situation.

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

Provided that the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distributions” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year, plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Trust during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Fund’s capital gains or losses.

Dividends eligible for designation under the dividends received deduction and paid by the Fund will qualify in part for the 70% dividends received deduction for corporations; provided, that, the Fund shares have been held for at least 45 days. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax. Generally, dividends received from REITs are not considered to be qualifying dividends for purposes of the corporate dividends-received deduction.

For individuals who meet certain holding period requirements, a portion of the dividend may be eligible for a reduced tax rate on “qualified dividend income” received by the Fund.

The Fund will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains, the portion of its dividends that may be treated as “qualified dividend income” and the portion of its dividends which may qualify for the 70% dividends-received deduction.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of December 31, 2013, the Fund had a capital loss carryforward of $39,569,393 which can be used to offset future capital gains through the indicated expiration dates:

December 31, 2016	December 31, 2017
$15,782,057	$8,395,118

In addition, $15,392,218 of this capital loss carryforward is a long-term loss and will not be subject to expiration. Pursuant to the provisions of the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. However, such losses must be used to offset future capital gains realized prior to losses incurred in the years preceding enactment. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time and retroactively.

Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

CALCULATION OF RETURN

Calculation of Return

Total Return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment.

Total return gives the investment performance of the Fund. Overall return does not take into account payment of the sales charge. This return figure should be used for comparative purposes such as comparing the Fund’s performance to published returns in newspapers and magazines.

Average annual total return is the average annual compounded rate of return for periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund’s shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return (before taxes) is calculated by computing the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

P(1+T)n = ERV

Where:

T	= average annual total return

P	= hypothetical initial payment of $1,000

n	= number of years

ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period.

It should be noted that average annual total return is based on historical performance and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund’s expenses.

The average annual total return (after taxes on distributions) will be calculated according to the following formula:

P(1 + T)n = ATVD

Where:

P	= a hypothetical initial payment of $1,000,

T	= average annual total return (after taxes on distributions),

n	= number of years, and

ATVD	= the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemptions) will be calculated according to the following formula:

P(1+T)n = ATVDR

Where:

P	= a hypothetical initial payment of $1,000,

T	= average annual total return (after taxes on distributions and redemption),

n	= number of years, and

ATVDR	= the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on fund distributions and redemption.

PROXY VOTING POLICY

The SEC has adopted rules requiring investment companies to disclose the policies and procedures that they use to determine how to vote proxies relating to portfolio securities, and to file with the SEC and make available to their shareholders the specific proxy votes they cast. Funds are required to disclose their proxy voting policy in the Statement of Additional Information.

A.         It is the Fund’s policy to vote proxies it receives from companies in its portfolio.

B.         The Fund votes for proxy items it perceives to be in the best interest of the Fund and the Fund’s objectives.

Priorities include:

i)	the perceived well-being of the Fund;

ii)	fair corporate governance;

iii)	matters which promote clean energy and a clean environment;

iv)	non-discriminatory treatment of employees;

v)	oppose stock options for officers and directors.

C.         A file has been created where copies of ballots and votes are maintained. The Trust annually files Form N-PX with the SEC, which includes the Fund’s proxy voting record showing votes cast by the Fund during the last 12-month period ended June 30. Shareholders may obtain, without charge, upon request, a copy of the Trust’s Form N-PX by contacting the Trust at (800) 423-8383 or by visiting the SEC’s website at www.sec.gov.

D.         David J. Schoenwald will be in charge of the Fund’s proxy voting program. In connection with the program, David J. Schoenwald advises that he will make his best efforts to vote proxies for the benefit of the shareholders and will do his best for the Fund’s interests.

E.         With respect to the voting of proxies, since the Fund is the only client of the Advisor, there are no conflicts of interest between the Trust and the Advisor.

PATRIOT ACT AND PRIVACY INFORMATION

(Anti-money Laundering Laws)

Patriot Act. We are and shall continue enforcing the anti-terror regulations, anti-money laundering regulations, certification regulations. The Fund retains BNY to provide services in these areas.

Consumer Privacy Information: The Trust has a policy of protecting shareholder information. This Fund has never participated in revealing information about its shareholders, except at the request of a shareholder or government requirements. For example, if the shareholder is applying for a mortgage and lists his assets and then requests that a confirmation be sent to the bank.

Of course the Trust will comply with giving information as may be required by law. An example is a subpoena from a court or other proper government agency. Tax information is disclosed as required by law to the tax authorities. The Trust also has an anti-money laundering program which requires responding to inquiries from government authorities. The Trust uses an outside transfer agent who keeps shareholder records. The Transfer Agent has been instructed to carry out the Trust policy.

The Trust and its Advisor have no relationship with any bank, insurance company or brokerage house, except the brokerage houses with which it buys and sells securities for the Fund’s portfolio and the brokerage houses which sell Fund shares. No personal information is given by the Trust to any of those entities.

FINANCIAL STATEMENTS

The Trust has adopted the registration statement of the Predecessor Company, including its financial statements and performance history.

The audited financial statements for the Predecessor Company for the year ended December 31, 2013, including notes thereto and the report of BBD, LLP, are included in the Predecessor Company’s Annual Report to Shareholders and were filed with the SEC on Form N-CSR and are incorporated by reference into this Statement of Additional Information. The financial statements and related notes have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of the Predecessor Company’s Annual Report to Shareholders are incorporated herein. You may obtain a free copy of the Annual Report to Shareholders by contacting the Trust at the address or telephone number appearing on the cover of this SAI.

NEW ALTERNATIVES FUND, INC.

PART C: OTHER INFORMATION

ITEM 28:	EXHIBITS.

(a)	Articles of Incorporation.

(1)

Certificate of Incorporation of New Alternatives Fund, Inc. (the “Registrant”), formerly known as The Solar Fund, Inc., as filed with the Secretary of State of New York on January 17, 1978. is incorporated herein by reference to Exhibit No. 28(a)(1) of Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2010 (“PEA No. 31”).

(2)

Certificate of Amendment of the Registrant to: (i) increase the par value per share from no par value to $1.00 par value per share; (ii) increase the authorized shares to 3,000; (iii) exclude all preemptive rights; (iv) define the rights of shareholders; (v) add provisions; and (vi) add indemnification language, as filed with the Secretary of State of New York on August 4, 1981, is incorporated herein by reference to Exhibit No. 28 (a)(2) of PEA No. 31.

(3)

Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of New York on September 2, 1981, is incorporated herein by reference to Exhibit No. 28 (a)(3) of PEA No. 31.

(4)

Certificate of Amendment of the Registrant to change Registrant’s then name from “The Solar Fund, Inc.” to “The Solar and Alternative Energy Fund, Inc.,” as filed with the Secretary of State of New York on February 10, 1982, is incorporated herein by reference to Exhibit No. 28 (a)(4) of PEA No. 31.

(5)

Certificate of Amendment of the Registrant to change Registrant’s then name from “The Solar and Alternative Energy Fund, Inc.” to “New Alternatives Fund, Inc.,” as filed with the Secretary of State of New York on August 6, 1982, is incorporated herein by reference to Exhibit No. 28 (a)(5) of PEA No. 31.

(6)

Certificate of Amendment of the Registrant to increase the authorized shares to 2,000,000 shares, as filed with the Secretary of State of New York on December 12, 1989, is incorporated herein by reference to Exhibit No. 28 (a)(6) of PEA No. 31.

(7)

Certificate of Amendment of the Registrant to increase the authorized shares to 8,000,000 shares, as filed with the Secretary of State of New York on October 15, 1993, is incorporated herein by reference to Exhibit No. 28 (a)(7) of PEA No. 31.

(8)

Certificate of Amendment of the Registrant increasing the authorized shares to 40 million and decreasing the par value per share to $0.01 per share, as filed with the Secretary of State of New York on June 20, 2008, is incorporated herein by reference to Exhibit No. 28 (a)(8) of PEA No. 31.

(9)	Certificate of Trust creating “New Alternatives Fund” (the “Trust”), as filed with the Secretary of State of the State of Delaware on June 12, 2014, is filed herewith.

(10)	Agreement and Declaration of Trust dated June 12, 2014 is filed herewith.

(b)	By-Laws.

(1)

By-Laws, as amended through August 11, 2006 are incorporated herein by reference to Exhibit No. 23 (b)(2) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on February 27, 2007 (“PEA No. 26”).

(2)	By-Laws of the Trust are filed herewith.

(c)	Instruments Defining Rights of Security Holders.

(1)	See Paragraph (4) of the Restated Certificate of Incorporation of the Registrant, which is incorporated herein by reference to Exhibit No. 28 (a)(3) of PEA No. 31.

(2)	See Article II, Article IV, Article IX, and Article X, Sections 1 and 4 of the Registrant’s By-Laws, as amended, which are incorporated herein by reference to Exhibit No. 23 (b)(2) to PEA No. 26.

(3)

See Article II; Article III, Section 3.7; Article VI; Article VII; Article VIII, Section 8.5 and Article IX of the Trust’s Agreement and Declaration of Trust dated June 12, 2014, which is filed herewith as Exhibit 28 (a)(10).

(4)	See Article IV; Article V; and Article VI of the Trust’s By-Laws, which are filed herewith as Exhibit 28 (b)(2).

(d)	Investment Advisory Contracts.

(1)

Investment Management Agreement between the Registrant and Accrued Equities, Inc. is incorporated herein by reference to Exhibit No. 23 (4) to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 8, 1997 (“PEA No. 16”).

(2)	Form of Investment Advisory Agreement between the Trust and Accrued Equities, Inc. is filed herewith.

(e)	Underwriting Contracts.

(1)

Underwriting Agreement effective April 1, 2012 between the Registrant and Foreside Funds Distributors LLC is incorporated herein by reference to Exhibit No. 28 (e)(1) of Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 30, 2013 (“PEA No. 38”).

(2)

Underwriting Agreement dated July 1, 2010 between the Registrant and BNY Mellon Distributors Inc. is incorporated herein by reference to Exhibit No. 28 (e) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 29, 2011 (“PEA No. 33”).

(3)

Underwriting Agreement dated July 1, 2006 between the Registrant and BNY Mellon Distributors Inc. (formerly known as “PFPC Distributors, Inc.”) is incorporated herein by reference to Exhibit No. 23 (e) to PEA No. 26.

(4)

Sub-Distribution Agreement dated July 1, 2006 between BNY Mellon Distributors Inc. (formerly known as “PFPC Distributors, Inc.”) and Accrued Equities, Inc. is incorporated herein by reference to Exhibit No. 23 (e)(1) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 29, 2008 (“PEA No. 29”).

(5)	Form of Underwriting Agreement between the Trust and Foreside Funds Distributors LLC is filed herewith.

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements.

(1)

Custodian Services Agreement dated May 1, 2001 between the Registrant and PFPC Trust Company is incorporated herein by reference to Exhibit No. 23 (1) to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 9, 2002 (“PEA No. 21”).

(2)	Notice of Assignment of the Custodian Agreement from PFPC Trust Company to The Bank of New York Mellon is incorporated herein by reference to Exhibit No. 28 (g) of PEA No. 33.

(3)	Form of Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit No. 28 (g) of PEA No. 33.

(h)	Other Material Contracts.

(1)

Amendment dated July 1, 2006 to the Amended and Restated Administration and Accounting Services Agreement dated October 24, 2005 between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, “PFPC Inc.”) is incorporated herein by reference to Exhibit No. 23 (h)(1) to PEA No. 26.

(2)

Amended and Restated Administration and Accounting Services Agreement dated October 24, 2005 between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, “PFPC Inc.”) is incorporated herein by reference to Exhibit No. 23 (h)(9) to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on May 1, 2006 (“PEA No. 25”).

(3)

Accounting Services Agreement dated October 1, 1993 between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, “PFPC Inc.”) is incorporated herein by reference to Exhibit No. 23 (9) to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on March 25, 1998 (“PEA No. 17”).

(4)

Transfer Agency Services Agreement dated June 1, 2010 by and between BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and the Registrant is incorporated herein by reference to Exhibit No. 28 (h) of PEA No. 33.

(5)

Amendment No. 1 to Transfer Agency Services Agreement dated August 30, 2013 by and between BNY Mellon Investment Servicing (US) Inc. and the Registrant is incorporated herein by reference to Exhibit No. 28 (h)(5) to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 29, 2014 (“PEA No. 40”).

(i)	Legal Opinion.

(1)

Opinion of Counsel is incorporated herein by reference to Exhibit No. 23 (i)(10) to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 25, 2006 (“PEA No. 24”).

(2)	Opinion and Consent of Montgomery, McCracken, Walker & Rhoads, LLP is filed herewith.

(j)	Other Opinions.

(1)	Consent of BBD, LLP is filed herewith.

(k)	Omitted Financial Statements.

Not Applicable.

(l)	Initial Capital Agreements.

Not Applicable.

(m)	Rule 12b-1 Plan.

Rule 12b-1 Plan and Related Agreement for Retail Shares of the Trust is filed herewith.

(n)	Rule 18f-3 Plan.

Rule 18f-3 Plan is filed herewith.

(o)	Reserved.

Not applicable.

(p)	Codes of Ethics.

(1)	Joint Code of Ethics of the Registrant and Accrued Equities, Inc. is incorporated herein by reference to Exhibit No. 28 (p)(1) of PEA No. 31.

(q)	Other.

(1)

Powers of Attorney for Jonathan D. Beard, Susan Hickey, Jeffrey E. Perlman, Sharon Reier, Murray D. Rosenblith and David J. Schoenwald are incorporated herein by reference to Exhibit No. 28 (q)(1) of PEA No. 31.

ITEM 29	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

None.

ITEM 30	INDEMNIFICATION.

Pursuant to Paragraph SEVENTH of the Registrant’s Restated Certificate of Incorporation, which is filed herewith as Exhibit No. 28 (a)(3), the Registrant may indemnify any person to the extent permitted by law and the requirements of any governing regulatory agency or commission.

The Registrant has obtained from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 31        BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

Accrued Equities, Inc. is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”). The list required by this Item 31 of each officer, director or partner of the Advisor, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by each officer, director, employee, partner or trustee during the past two years, is incorporated herein by reference to Form ADV filed by Accrued Equities, Inc. pursuant to the Advisers Act (SEC File No. 801-15504).

ITEM 32        PRINCIPAL UNDERWRITERS.

Item 32.	Foreside Funds Distributors LLC (f/k/a BNY Mellon Distributors LLC).

Item 32 (a)	Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Aston Funds

2.	E.I.I. Realty Securities Trust

3.	FundVantage Trust

4.	GuideStone Funds

5.	Highland Funds I (f/k/a Pyxis Funds I)

6.	Highland Funds II (f/k/a Pyxis Funds II)

7.	Kalmar Pooled Investment Trust

8.	Matthews International Funds (d/b/a Matthews Asia Funds)

9.	Metropolitan West Funds

10.	The Motley Fool Funds Trust

11.	New Alternatives Fund, Inc.

12.	Old Westbury Funds, Inc.

13.	The RBB Fund, Inc.

14.	Stratton Mid Cap Value Fund, Inc. (f/k/a Stratton Multi-Cap Fund, Inc.)

15.	Stratton Real Estate Fund, Inc.

16.	The Stratton Funds, Inc.

17.	The Torray Fund

18.	Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)

Item 32 (b)	The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Bruno S. DiStefano	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Ronald C. Berge	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation
Foreside Funds Distributors, LLC	$9,271	$0	$0	$0
Accrued Equities, Inc.	$38,140	$0	$0	$0

ITEM 33.        LOCATION OF ACCOUNTS AND RECORDS.

(a)

Accrued Equities, Inc., 150 Broadhollow Road, Suite PH2, Melville, NY 11747 (Registrant’s Certificate of Incorporation and all amendments thereto, By-Laws, Minute Books, and records relating to its function as investment adviser and co-distributor).

(b)	BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its function as administrator, transfer agent and anti-money laundering agent).

(c)	BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809 (records relating to its function as fund accounting agent).

(d)	Foreside Funds Distributors LLC, 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312 (records relating to its function as principal underwriter).

(e)	The Bank of New York Mellon, One Wall Street, New York, NY 10286 (records relating to its function as custodian and foreign custody manager).

ITEM 34        MANAGEMENT SERVICES.

None.

ITEM 35        UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 42 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Melville and State of New York on the 15th day of July, 2014.

NEW ALTERNATIVES FUND, INC.

By /s/ DAVID J. SCHOENWALD
David J. Schoenwald, Chairperson of the Board, President and Treasurer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 42 to the Registration Statement of New Alternatives Fund, Inc. has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ DAVID J. SCHOENWALD	Chairperson of the Board, President and Treasurer	July 15, 2014
David J. Schoenwald

/s/ JONATHAN D. BEARD	Director	July 15, 2014
Jonathan D. Beard*

/s/ SUSAN HICKEY	Director	July 15, 2014
Susan Hickey*

/s/ SHARON REIER	Director	July 15, 2014
Sharon Reier*

/s/ MURRAY D. ROSENBLITH	Director and Secretary	July 15, 2014
Murray D. Rosenblith*

/s/ JEFFREY E. PERLMAN	Director	July 15, 2014
Jeffrey E. Perlman*

* By: /s/ DAVID J. SCHOENWALD

David J. Schoenwald

Attorney-in-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM	EXHIBIT

28 (a)(9)	Certificate of Trust creating “New Alternatives Fund” as filed with the Secretary of State of the State of Delaware on June 12, 2014.

28 (a)(10)	Agreement and Declaration of Trust dated June 12, 2014.

28 (b)(2)	By-Laws.

28 (d)(2)	Form of Investment Advisory Agreement between the Trust and Accrued Equities, Inc.

28 (e)(5)	Form of Underwriting Agreement between the Trust and Foreside Funds Distributors LLC.

28 (i)(2)	Opinion and Consent of Montgomery, McCracken, Walker & Rhoads, LLP.

28 (j)	Consent of BBD, LLP.

28 (m)	Rule 12b-1 Plan and Related Agreement for Retail Shares of the Trust.

28 (n)	Rule 18f-3 Plan.